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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

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Envestnet, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 13, 2015
Chicago, Illinois

Dear Stockholder:

              It is with great pleasure that we invite you to our 2015 Annual Meeting of Stockholders. The meeting will be held on May 13, 2015 at 35 East Wacker Drive, Suite 260, Chicago, Illinois at 10:00 a.m. Central time.

              Our formal agenda for this year's meeting is to vote on the election of directors, to vote, on an advisory basis, on 2014 executive compensation, to ratify the selection of independent auditors for 2015 and to approve an amendment to our 2010 Long-Term Incentive Plan. In addition, we will report to you the highlights of 2014 and discuss the outlook for our business in 2015. We will also be available to answer any questions you may have. Representatives of our independent auditors will be in attendance at the meeting and will be available to answer appropriate questions from our stockholders as well.

              Whether or not you plan to attend the meeting, your vote on these matters is important to us. Stockholders of record can vote their shares via the Internet, by using a toll-free telephone number or by requesting and completing a proxy card and mailing it in the return envelope provided. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.

              If you are a beneficial holder of our shares, we urge you to give voting instructions to your broker so that your vote can be counted. This is especially important since the New York Stock Exchange does not allow brokers to cast votes with respect to the election of directors or the advisory vote on executive compensation unless they have received instructions from the beneficial owner of shares.

              We look forward to seeing you at the meeting.

Sincerely,

Judson Bergman Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING

April 13, 2015
Chicago, Illinois

TO THE STOCKHOLDERS OF ENVESTNET, INC.:

              The 2015 Annual Meeting of Stockholders of Envestnet, Inc. will be held on May 13, 2015, at 10:00 a.m. Central time at 35 East Wacker Drive, Suite 260, Chicago, Illinois, for the following purposes:

    1.
    To elect one Class I director to hold office until the 2017 Annual Meeting and three Class II directors to hold office until the 2018 Annual Meeting or until their successors are duly elected and qualified;

    2.
    To vote, on an advisory basis, on executive compensation;

    3.
    To ratify the appointment of KPMG LLP as Envestnet's independent auditors for the fiscal year ending December 31, 2015;

    4.
    To approve an amendment to Envestnet's 2010 Long-Term Incentive Plan; and

    5.
    To transact such other business, if any, as lawfully may be brought before the meeting.

              Only stockholders of record, as shown by the transfer books of Envestnet, at the close of business on March 23, 2015, are entitled to notice of, and to vote at, the Annual Meeting.

              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE VOTE AS PROMPTLY AS POSSIBLE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS IN YOUR PROXY MATERIALS. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE INDIVIDUALS NOMINATED AS DIRECTORS, THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT.

By Order of the Board of Directors,

Shelly O'Brien Secretary

ENVESTNET, INC.
35 East Wacker Drive
Suite 2400
Chicago, Illinois 60601
April 13, 2015

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why has this proxy statement been made available?

              Our board of directors is soliciting proxies for use at our Annual Meeting of Stockholders to be held on May 13, 2015, and any adjournments or postponements of the meeting. The meeting will be held at 10:00 a.m. Central time at 35 East Wacker Drive, Suite 260, Chicago, Illinois. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about April 13, 2015.

              This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

What proposals will be voted on at the Annual Meeting?

              The following proposals are scheduled to be voted on at the Annual Meeting:

  •
  The election of one Class I director and three Class II directors.

  •
  An advisory vote on executive compensation.

  •
  The ratification of the selection of KPMG LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015.

  •
  The approval of an amendment to the Envestnet, Inc. 2010 Long-Term Incentive Plan (the "2010 Long-Term Incentive Plan").

              Envestnet's Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the advisory vote on executive compensation, "FOR" the ratification of the selection of KPMG LLP as our independent auditors for 2015, and "FOR" the approval of the amendment to the 2010 Long-Term Incentive Plan.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 13, 2015

Are proxy materials available on the Internet?

              Yes. Our proxy statement for the 2015 Annual Meeting, form of proxy card and 2014 Annual Report are available at www.envestnet.com.

Who is entitled to vote?

              March 23, 2015 is the record date for the Annual Meeting. If you owned our common stock at the close of business on March 23, 2015, you are entitled to vote. On that date, we had 35,053,649 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Our common stock is our only outstanding class of stock. The closing price of our common stock on March 23, 2015 on the New York Stock Exchange was $56.45.

How many votes do I have?

              You have one vote for each share of our common stock that you owned at the close of business on March 23, 2015.

              The proxy card indicates the number of shares of common stock you are entitled to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

              Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

    Stockholder of Record

              If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent to you directly. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting. You may also vote by telephone or via the Internet as described below under the heading "Information About the Annual Meeting and Voting—May I vote by telephone or via the Internet?" or you may vote your proxy card by mail.

    Beneficial Owner

              If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and our proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may only vote these shares in person at the Annual Meeting if you follow the instructions described below under the heading "Information About the Annual Meeting and Voting—How do I vote in person at the Annual Meeting?" Your broker or nominee has provided a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. If you would like to vote by telephone or on the Internet, you should read the information described below under the heading "Information About the Annual Meeting and Voting—May I vote by telephone or via the Internet?"

How do I vote by proxy if I am a stockholder of record?

              If you are a stockholder of record, you must properly submit your proxy card (by telephone, via the Internet or by mail) so that it is received by us in time to vote. Your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card (including electronic signatures in the case of Internet or telephonic voting) but do not make specific choices, your proxy will vote your shares as recommended by the Board:

  •
  "FOR" the election of the Class I director and each Class II director;

  •
  "FOR" the approval of the advisory vote on executive compensation;

  •
  "FOR" the ratification of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015; and

  •
  "FOR" the approval of the amendment to the 2010 Long-Term Incentive Plan.

              If any other matter is presented, your proxy will vote in accordance with the best judgment of the individuals named on the proxy card. As of the date of printing this proxy statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

How do I give voting instructions if I am a beneficial owner?

              If you are a beneficial owner of shares, the broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to rules of the New York Stock Exchange, which we refer to as the NYSE, brokers have discretionary power to vote your shares with respect to "routine" matters, but they do not have discretionary power to vote your shares on "non-routine" matters. Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are beneficially held by a broker so that your vote with respect to directors and on the advisory vote on executive compensation, and any other matters treated as non-routine by the NYSE, is counted.

May I vote by telephone or via the Internet?

              Yes. If you are a stockholder of record, you have a choice of voting over the Internet, voting by telephone using a toll-free telephone number or voting by requesting and completing a proxy card and mailing it in the return envelope provided. We encourage you to vote by telephone or over the Internet because your vote is then tabulated faster than if you mailed it. Please note that there are separate telephone and Internet arrangements depending on whether you are a stockholder of record (that is, if you hold your stock in your own name), or whether you are a beneficial owner and hold your shares in "street name" (that is, if your stock is held in the name of your broker or bank).

              If you are a stockholder of record, you may vote by telephone, or electronically via the Internet, or by following the instructions provided on the proxy card.

              If you are a beneficial owner and hold your shares in "street name," you will need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

              The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders'

instructions have been recorded properly. If you vote via the Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.

              Whether or not you plan to attend the Annual Meeting, we urge you to vote. Voting by telephone or over the Internet or returning your proxy card by mail will not affect your right to attend the Annual Meeting and vote.

May I revoke my proxy or my voting instructions?

              Yes. If you change your mind after you vote, if you are a stockholder of record, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

  •
  Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet;

  •
  Send a letter revoking your proxy to Envestnet's Corporate Secretary at 35 East Wacker Drive, Suite 2400, Chicago, Illinois, 60601; or

  •
  Attend the Annual Meeting and vote in person.

              If you are a beneficial owner and hold your shares in "street name," you will need to contact your bank or broker to determine how to revoke your voting instructions.

              If you wish to revoke your proxy or voting instructions, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How do I vote in person at the Annual Meeting?

              You may vote shares held directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to vote your shares in person at the Annual Meeting, please bring proof of identification. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the Annual Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the stockholder of record giving you the right to vote the shares. The account statement or letter must show that you were beneficial owner of the shares on March 23, 2015.

              Even if you plan to attend the Annual Meeting, Envestnet recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What votes need to be present to hold the Annual Meeting?

              To have a quorum for our Annual Meeting, the holders of a majority of our shares of common stock outstanding as of March 23, 2015 must be present in person or represented by proxy at the Annual Meeting.

What vote is required to approve each proposal?

              Directors are elected by a plurality vote, which means that the nominee for Class I director and the three nominees for Class II directors receiving the most affirmative votes will be elected. However, if the majority of the votes cast for a director are withheld, then notwithstanding the valid election of such director, our by-laws provide that such director will voluntarily tender his resignation for consideration by our Board of Directors ("Board"). Our Board will determine whether to accept the resignation of such director. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

How are votes counted?

              In the election of Envestnet directors, your vote may be cast "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. Your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN" with respect to the proposals relating to the advisory vote on executive compensation, the ratification of Envestnet's independent auditors and the approval of the amendment to the 2010 Long-Term Incentive Plan. If you sign (including electronic signatures in the case of Internet or telephonic voting) your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. If you sign (including electronic signatures in the case of Internet or telephonic voting) your broker voting instruction card with no further instructions, your shares will be voted in the broker's discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described in "How do I give voting instructions if I am a beneficial holder?" the election of directors and the advisory vote on executive compensation are considered non-routine matters. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What is the effect of broker non-votes and abstentions?

              A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

              Common stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Common stock that is beneficially owned and is voted by the beneficiary through a broker will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one proposal. Broker "non-votes" will not be considered present and voting with respect to elections of directors or other matters to be voted upon at the Annual Meeting. Therefore, broker "non-votes" will have no direct effect on the outcome of any of the proposals. Abstentions will be considered present and voting and will have the impact of a vote against a proposal.

Are there any voting agreements with respect to our common stock?

              No.

What are the costs of soliciting these proxies and who will pay them?

              Envestnet will pay all the costs of soliciting these proxies. Our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Where can I find the voting results?

              We will publish the voting results in a Form 8-K that we will file with the U.S. Securities and Exchange Commission ("SEC"), within four business days after the Annual Meeting. You can find the Form 8-K on our website at www.envestnet.com.

Will Envestnet's independent auditors attend the Annual Meeting?

              Representatives of KPMG LLP will attend the Annual Meeting and will have the opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Do directors attend the Annual Meeting?

              Directors are encouraged to attend all meetings of stockholders called by Envestnet. Six of our seven directors, who were members of our Board at the time, attended the 2014 Annual Meeting of Stockholders.

Can a stockholder, employee or other interested party communicate directly with our Board? If so, how?

              Our Board provides a process for stockholders, employees or other interested parties to send communications to our Board. Stockholders, employees or other interested parties wanting to contact the Board, the independent directors, the Chairman of the Board, the chairman of any Board committee or any other director, as to accounting or auditing matters or any other matters may send an email to corpsecy@envestnet.com. Alternatively, stockholders, employees or other interested parties may send written communications to the Board c/o Corporate Secretary, 35 East Wacker Drive, Suite 2400, Chicago, Illinois, 60601, although mail is not as prompt as e-mail. Communication with the Board may be anonymous. The Secretary will forward all communications to the Board, to the Chairman of the Audit Committee or the Chairman of the Nominating and Governance Committee, who will then determine when it is appropriate to distribute such communications to other members of the Board or to management.

Whom should I call if I have any questions?

              If you have any questions about the Annual Meeting or voting, please contact Shelly O'Brien, our Corporate Secretary, at (312) 827-2800 or at corpsecy@envestnet.com. If you have any questions about your ownership of Envestnet common stock, please contact Investor Relations at (312) 827-3940 or by email at investor.relations@envestnet.com.

CORPORATE GOVERNANCE

Overview

In General	Our Board has maintained corporate governance policies since we became a public company following our 2010 initial public offering, which we refer to as our IPO. We have reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NYSE's listing standards regarding corporate governance policies and processes and are in compliance with the rules and listing standards. We have adopted Corporate Governance Guidelines covering issues such as executive sessions of the Board, director qualification standards, including independence, director responsibilities and Board self-evaluations. We have also adopted a Code of Business Conduct and Ethics for our employees and directors and charters for each of our Compensation Committee, Audit Committee and Nominating and Governance Committee. The full text of our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and each committee charter, are available on our website located at www.envestnet.com and you can view and print these documents by accessing our website, then clicking on "Investor Relations," followed by "Corporate Governance." In addition, you may request copies of the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and the committee charters by contacting our Corporate Secretary via:
Telephone (312) 827-2800 Facsimile (312) 827-2801 E-mail corpsecy@envestnet.com
Independent Director Meetings

Our independent directors meet at regularly scheduled executive sessions without the participation of management and our non-employee directors also meet periodically at executive sessions without the participation of management. Yves Sisteron, our lead independent director, is the presiding director for executive sessions of independent directors and non-employee directors.

Other Corporate Governance Highlights	• With the exception of one director, our Board consists of all non-employee, independent directors.
• Only non-employee, independent directors may serve on our Audit, Compensation and Nominating and Governance Committees.
• Our Audit Committee hires, determines the compensation of and decides the scope of services performed by our independent auditors. It also has the authority to retain outside advisors.

• No member of our Audit Committee simultaneously serves on the audit committees of more than two public companies.

•

Our Compensation Committee has the authority to retain independent consultants to assist it. Our Compensation Committee evaluates the performance of the Chief Executive Officer, to whom we refer as our CEO, based on corporate goals and objectives and, with the other independent directors, sets his compensation based on this evaluation.

• The Board and each committee of the Board performed the annual self-evaluation required by the Corporate Governance Guidelines or the applicable committee charter.

•

We have adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees that sets forth basic principles to guide their day-to-day activities. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws and regulations, including insider trading laws, and reporting illegal or unethical behavior.

•

In addition to Envestnet's regular Board meetings that last approximately two days each, our Board has an annual business review meeting to assess specific areas of our operations and to learn about general trends affecting the wealth management industry. We also provide our directors with the opportunity to attend continuing education programs.

The Board of Directors

              Our Board oversees our business and monitors the performance of management. The directors keep themselves up-to-date on the company by discussing matters with the CEO, other key executives and our principal external advisors, such as outside legal counsel, outside auditors, investment bankers and other consultants, by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.

              The Board usually meets six times per year in regularly scheduled meetings, but will meet more often if necessary. From time to time, the Board has telephonic information sessions on various topics. The Board met twelve times, including these telephonic conferences, during 2014. All of our directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member held while they were in office during the year ended December 31, 2014.

Director Independence

              In February 2015, our Board determined that the following directors are independent under the listing standards of the NYSE: Ross Chapin, Cynthia Egan, James Fox, James Johnson, Charles Roame, Yves Sisteron and Gregory Smith. These independent directors constitute substantially more than a majority of Envestnet's Board. In making its determination of independence, the Board applied the categorical standards for director independence set forth in the NYSE's rules and therefore determined that no other material relationships existed between us and these directors. The Board also considered the other directorships held by the independent directors and determined that none of these directorships constituted a material relationship with us.

The Committees of the Board

              The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

The Audit Committee	The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, the system of internal controls, the audit process, the performance of our internal audit program and the performance, qualification and independence of the independent auditors.
The Audit Committee is composed entirely of directors who are independent of us and our management, as defined by the NYSE listing standards.
The members of the Audit Committee are Mr. Johnson (Chairman), Mr. Chapin, Mr. Fox and Mr. Smith.

The Board has determined that each member of the Audit Committee satisfies the financial literacy requirements of the NYSE and that Messrs. Chapin, Johnson, Fox and Smith are each audit committee financial experts, as that term is defined under SEC Rules. For additional information about the qualifications of the Audit Committee members, see their respective biographies set forth in "Proposal No. 1: Election of Directors."
The Audit Committee held seven meetings during 2014.
The Compensation Committee
The Compensation Committee has responsibility for evaluating the performance of the CEO and senior management and determining executive compensation in conjunction with the independent directors. The Compensation Committee also works with the Nominating and Governance Committee and the CEO on succession planning.
The Compensation Committee is composed entirely of directors who are independent of us and our management, as defined by the NYSE listing standards.
The members of the Compensation Committee are Mr. Sisteron (Chairman), Mr. Chapin and Ms. Egan.
The Compensation Committee held six meetings during 2014.

The Nominating and Governance Committee	The responsibilities of the Nominating and Governance Committee include identifying individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines. The Nominating and Governance Committee also has responsibility to review and make recommendations to the full Board regarding director compensation. In addition to general corporate governance matters, the Nominating and Governance Committee assists the Board and the Board committees in their self-evaluations.
The Nominating and Governance Committee is composed entirely of directors who are independent of us and our management, as defined by the NYSE listing standards.
The members of the Nominating and Governance Committee are Mr. Roame (Chairman), Ms. Egan, Mr. Fox, Mr. Johnson and Mr. Smith.
The Nominating and Governance Committee held five meetings during 2014.

How are directors compensated?

              Each non-employee director receives an annual retainer of $60,000 with an additional meeting attendance stipend of $5,000 for each board meeting attended in person, including all coinciding committee meetings. The chairperson of our Audit Committee receives an additional annual retainer of $15,000. The chairpersons of our other committees receive an additional annual retainer of $10,000. The lead director receives an additional annual retainer of $15,000. All non-chairperson committee members receive an additional annual retainer of $5,000 for each committee on which they serve. Directors receive 33% of such amounts in cash and may receive 67% in either restricted stock or in options to acquire shares of our common stock at the discretion of the company. Cash amounts paid to directors are paid quarterly with respect to the pro rata portion of fees earned during that quarter. Equity amounts paid to directors are granted once a year no later than March 31 for the amounts earned during the previous year.

              We also reimburse all of our directors for their reasonable expenses incurred in attending meetings of our Board or committees. Equity grants to our non-employee directors vest monthly over a four-year period, except that the shares that would otherwise vest over the first 12 months do not vest until the first anniversary of the grant. All equity grants to our non-employee directors are made pursuant to our 2010 Long-Term Incentive Plan. See "—Compensation Discussion and Analysis—2010 Long-Term Incentive Plan."

              Finally, we made an equity award of 327 restricted stock units on July 30, 2014 to Mr. Roame with respect to his participation as a director representative at our annual advisor summit. One half of the restricted stock units will vest on the first anniversary of the date of grant and the remaining restricted stock units will vest on the second anniversary of the date of grant. The following table sets forth our 2014 independent director compensation:

Director Compensation

Name[1]	Fees Earned or Paid in Cash ($)	Option Awards ($)(*)	Total ($)
Ross Chapin	31,350	60,281	91,631
Cynthia Egan	28,050	28,787	56,837
Gates Hawn	33,000[2]	63,627	96,627
James Johnson	34,650	66,974	101,624
Charles Roame	31,350	58,953	90,303
Yves Sisteron	31,350	70,337	101,687

*
Option awards were granted on February 28, 2014, in connection with 2013 service.

1
James Fox and Gregory Smith were appointed to the Board in February 2015. They will receive their first option award in 2016.

2
Mr. Hawn retired from the Board in February 2015. In addition, in March 2015, Mr. Hawn received 72,292 in cash in lieu of receiving an option award.

Outstanding Unvested Awards

              As of December 31, 2014, the following unvested awards were outstanding for each director.

Ross Chapin	9,543 options
Cynthia Egan	1,712 options
Gates Hawn	10,306 options
James Johnson	10,920 options
Charles Roame	8,583 options
610 restricted stock units
Yves Sisteron	11,516 options

What is our Board leadership structure?

              The Nominating and Governance Committee of our Board evaluates the Board's leadership structure on a regular basis.

              While the Board does not have a policy with respect to combining or separating the Chairman and Chief Executive Officer positions, under the current Board leadership structure, the positions of Chairman and Chief Executive Officer are combined into one role. Mr. Bergman has served as our Chairman and Chief Executive Officer since 1999. The independent directors of the Board have designated one lead director. The lead director's responsibilities include, among other things, presiding over all executive sessions of the non-employee directors, where non-employee directors meet outside the presence of the management directors, presiding at all other meetings of the Board at which the Chairman is not present, serves as a liaison between the Chairman and the independent directors, discusses with the Chairman all information sent to the Board and discusses with the Chairman the meeting agendas of the Board. The other responsibilities of the lead director are determined by the Board from time to time. Yves Sisteron has been designated the lead director.

              In considering its leadership structure, the Board takes a number of factors into account. Based on its most recent review of the leadership structure, the Board believes that the current structure is appropriate for our company because it allows for effective evaluation and execution of our strategies and operations management. In addition, a number of Board and Committee processes and procedures, including regular executive sessions of non-employee directors and annual performance evaluations, provide substantial independent oversight of our Chairman and Chief Executive Officer's performance.

How does the Board oversee risk?

              Envestnet's policies and procedures relating to risk assessment and risk management are overseen by our Board. The Board takes an enterprise-wide approach to risk management that is designed to support our business plans at a reasonable level of risk. A fundamental part of risk assessment and risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our company. The Board annually approves our business plan, giving consideration to risk management. The involvement of the Board in setting our business strategy is a key part of its assessment of management's risk tolerance and also a determination of what constitutes an appropriate level of risk for our company.

              The Audit Committee of the Board reviewed our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures.

              The Compensation Committee reviewed compensation risk. The Compensation Committee assessed our executive compensation programs to ascertain any potential material risks that may be created by the compensation program.

              In conducting this assessment, the Compensation Committee focused on our incentive compensation programs in order to identify any general areas of risk or potential for unintended consequences that exist in the design of our compensation programs and to evaluate our incentive plans relative to our enterprise risks to identify potential areas of concern, if any.

              The Compensation Committee considered the findings of this assessment of compensation policies and practices and determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy. Envestnet's policies and practices are not structured to encourage executives to take unnecessary or excessive risks, and therefore do not create risks reasonably likely to have a material adverse effect on our company.

How do directors evaluate their performance?

              The Board and each committee of the Board conducts annual self-evaluations to assess the business skills, experience and background represented on the Board and to determine whether the Board and its committees are functioning effectively. During the year, the Nominating and Governance Committee receives input on the Board of Director's performance from directors and discusses the input with the full Board and oversees the full Board of Director's review of its performance. Each committee also discusses the input with respect to the committee and the review of its performance.

The self-assessments focus on whether the Board is operating effectively and on areas in which the Board or management believes that the Board or any of its committees could improve.

How are directors nominated?

              In accordance with its charter, the Nominating and Governance Committee identifies potential nominees for directors from various sources. The Nominating and Governance Committee reviews the qualifications of these persons to determine whether they might be a good candidate for membership on the Board. The Nominating and Governance Committee includes a review of the person's judgment, experience, independence, understanding of our business or other related industries and such other factors as the Nominating and Governance Committee determines are relevant in light of the needs of the Board and our company. The Nominating and Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to nominate the person for election to the Board at an annual meeting. Between annual meetings, the Board, upon the recommendation of the Nominating and Governance Committee, can approve additions to the Board.

              Envestnet does not have a formal Board diversity policy. However, the Board considers diversity in professional experience and professional training in recommending nominees. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board and the Nominating and Governance Committee take into account factors such as the individual's general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company; understanding of our business; education and professional background, including current employment and other Board memberships; reputation for integrity; and any other factors they consider to be relevant. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interest through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board. The Nominating and Governance Committee annually reviews its own performance. In connection with such self-evaluation, the Nominating and Governance Committee assesses whether it effectively nominates candidates for director in accordance with the above described standards specified by the corporate governance guidelines. See each nominee's and director's biography appearing later in this proxy statement for a description of the specific experiences that each such individual brings to our Board.

              The Nominating and Governance Committee will consider a stockholder's recommendation for directors, but the Nominating and Governance Committee has no obligation to recommend such candidates for nomination by the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a stockholder has a suggestion for candidates for election, the stockholder should mail it to: Corporate Secretary, Envestnet, Inc., 35 East Wacker Drive, Suite 2400, Chicago, Illinois, 60601. No person recommended by a stockholder will become a nominee for director and be included in a proxy statement unless the Nominating and Governance Committee recommends, and the Board approves, such person.

              If a stockholder desires to nominate a person for election as director at a stockholders' meeting, that stockholder must comply with Section 5.2 of our By-laws, which requires notice not more than 120 days nor less than 90 days in advance of the anniversary of the date of the proxy statement provided in connection with the previous year's annual meeting of stockholders. This time period has passed with respect to the 2015 Annual Meeting. With respect to the 2016 Annual Meeting, Envestnet must receive such written notice between December 12, 2015 and January 11, 2016. Such notice must describe the nomination in sufficient detail to be summarized on the agenda for the meeting and must set forth:

  •
  As to each person whom the stockholder proposes to nominate for election or re-election as a director:

  •
  The name, age, business address and residence address of the person,

  •
  The principal occupation or employment of the person,

  •
  The class, series and number of shares of Envestnet common stock that are owned beneficially by the person,

  •
  Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Exchange Act, and

  •
  The nominee's written consent to serve, if elected, and

  •
  As to the stockholder giving the notice:

  •
  The name and record address of the stockholder,

  •
  The number of shares of Envestnet common stock that are owned beneficially by the stockholder, and

  •
  A description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election or reelection as a director pursuant to which such proposed nomination is being made.

Compensation Committee interlock and insider participation

              The Compensation Committee of Envestnet's Board has responsibility for determining the compensation of our executive officers. None of the members of the Compensation Committee is a current or former officer or employee of our company. None of our executive officers serves on the compensation committee of any company that employs any member of the Compensation Committee.

What is our Related Party transactions approval policy and what procedures do we use to implement it?

              Our Board has adopted a written Related Party transactions policy. This policy applies to any transaction, arrangement or relationship, which we refer to as a Related Party Transaction, in which we (including any of our subsidiaries) were, are, or will be a participant, the amount involved exceeds $120,000 and in which any director, officer, 5% or greater stockholder or certain other related parties or entities, each of which we refer to as a Related Party, has a direct or indirect material interest. We refer to these transactions as Related Party Transactions. Under the policy, the Audit Committee considers all of the relevant facts and circumstances in determining whether to approve a Related Party Transaction, including:

  •
  The benefits to us of the proposed Related Party Transaction;

  •
  The impact on a director's independence in the event the Related Party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer;

  •
  The creation of an actual or apparent conflict of interest;

  •
  The availability of other sources for comparable products or services;

  •
  The terms of the proposed Related Party Transaction;

  •
  The Related Party's interest in the transaction; and

  •
  The terms available to unrelated third parties or to employees generally.

              The Audit Committee will approve only those Related Party Transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders, as the Audit Committee determines in good faith.

              The following types of transactions do not require approval or ratification under this policy:

  •
  Transactions involving the purchase or sale of products or services in the ordinary course of business, not exceeding $120,000;

  •
  Transactions in which the Related Party's interest derives solely from his or her service as a director of another corporation or organization that is a party to the transaction;

  •
  Transactions in which the Related Party's interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) which is a party to the transaction;

  •
  Transactions in which the Related Party's interest derives solely from his or her service as a director, trustee or officer (or similar position) of a not-for-profit organization or charity that receives donations from us;

  •
  Compensation arrangements of any executive officer (other than an individual who is an immediate family member of a Related Party) that have been approved by the Compensation Committee of our Board and that are reported in our annual meeting proxy statement or would be reported if the executed officer were a named executive officer; and

  •
  Director compensation arrangements that have been approved by our Board and that are reported in our annual meeting proxy statement.

What Related Party transactions do we have?

Registration Rights

              On March 22, 2004, we entered into a registration rights agreement with certain holders of our common stock, or the registration rights agreement, pursuant to which these holders of our common stock are entitled to demand registration rights, Form S-3 registration rights and piggyback registration rights with respect to the registration of their shares of our common stock under the Securities Act of

1933, as amended, or the Securities Act. We refer to shares of our common stock that are subject to the registration rights agreement as "registrable securities."

              In connection with our IPO, The EnvestNet Group, Inc., Envestnet's 41% shareholder prior to the IPO (the "Envestnet Shareholder"), merged with and into Envestnet, with Envestnet being the surviving entity. Upon consummation of the merger of the Envestnet Shareholder with and into Envestnet, certain stockholders of the Envestnet Shareholder are entitled to become a party to the registration rights agreement and to receive each of the registration rights described below.

              Demand Registration Rights.    The holders of registrable securities have rights, at their request, to have their shares registered for resale under the Securities Act. Holders of at least 50% of registrable securities may demand the registration of their shares on up to two occasions within any 12-month period if the gross proceeds from the registration of their shares would exceed $15,000,000.

              Registration on Form S-3.    In addition to the demand registration rights discussed above, holders of at least 20% of the registrable securities may require that we register their shares of our common stock for public resale on Form S-3 or similar short-form registration statement if the gross proceeds from the registration of their shares of our common stock would exceed $5,000,000 and our company is eligible to use Form S-3.

              Piggyback Registration Rights.    The holders of approximately 2.6 million shares of registrable securities have rights to have their shares of our common stock registered for resale under the Securities Act if we register any of our securities, either for our own account or for the account of other stockholders, subject to the right of the underwriters involved in any such transaction to limit the number of shares of our common stock included in an underwritten offering.

              The following Related Parties are currently party to the registration rights agreement: Judson Bergman (our Chairman and Chief Executive Officer and one of our directors), William Crager (our President), Scott Grinis (our Chief Technology Officer), Brandon Thomas (our Chief Investment Officer), and Gates Hawn, a former director and James Johnson, a current director. Holders of our registrable securities are entitled to the registration rights described above. Collectively, these Related Parties hold approximately 1.4 million shares covered by the registration rights agreement as of March 23, 2015.

Indemnification of Directors and Executive Officers

              We have entered into agreements to indemnify our directors and certain of our officers in addition to the right to indemnification provided to such persons in our certificate of incorporation and by-laws. These agreements will, among other things, require us to indemnify these individuals to the fullest extent permitted under Delaware law, including for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in our right, on account of services by any such person as a director or officer of our company or as a director or officer of any of our subsidiaries, or as a director or officer of any other company or enterprise if any such person serves in such capacity at our request. We also intend to enter into indemnification agreements with our future directors and executive officers.

Did our insiders comply with Section 16(a) beneficial ownership reporting in 2014?

              Our executive officers and directors are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. We believe that all of our executive officers and directors complied with all filing requirements imposed by Section 16(a) of the Exchange Act on a timely basis during fiscal year 2014.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

              Our by-laws divide our Board into three classes with the terms of office of each class ending in successive years. Our by-laws provide for a minimum of 5 and a maximum of 11 directors and empower our Board to fix the exact number of directors and appoint persons to fill any vacancies on the Board until the next Annual Meeting.

              Following the recommendation of the Nominating and Governance Committee, our Board has nominated James Fox as a director of Envestnet to serve a two-year term to expire at the Annual Meeting in 2017 and James Johnson, Charles Roame and Gregory Smith as directors of Envestnet to each serve a three-year term to expire at the Annual Meeting in 2018 or, in each case, until their respective successors shall have been elected and shall have qualified. Each nominee is currently serving as a director of Envestnet. Our Nominating and Governance Committee has been working with our directors and management over the last few years to identify qualified individuals to serve on our Board. Ms. Egan and Messrs. Fox, Roame and Smith were identified through this process. Mr. Johnson has informed us of his desire to retire from the Board. However, Mr. Johnson has agreed to stand for re-election and to serve until the Board is able to transition another director into the role of Chair of the Audit Committee. Following Mr. Johnson's resignation, it is not expected that a new director will be appointed to serve the remainder of his term.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS OF ENVESTNET.

              It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidates nominated by the Board. We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, the Board may fill the vacancy until the Annual Meeting.

              We have set forth below information with respect to the nominees for election as directors and the other directors whose terms of office as directors will continue after the Annual Meeting. There are no arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.

Nominee for election for term expiring in 2017 (Class I)

James Fox	Mr. Fox, age 63, has served as a director of our company since February 2015. Mr. Fox most recently retired as Non-Executive Chairman of FundQuest, Inc., upon its acquisition by the Company, effective December 2011 after serving in that role since September 2010 and prior to that, as President and Chief Executive Officer starting in October 2005. Mr. Fox has over 30 years of senior executive experience with The BISYS Group, Inc. and First Data Corporation starting in 1989 and currently serves on two additional boards in different industries. He is a Director and Chairman of the Audit Committee for kgb, Inc. and a Director of Ultimus Financial Solutions, LLC. Mr. Fox has previously served as a board member of several public and private companies.

He participated in the Advanced Management Program at the Wharton School of the University of Pennsylvania he earned his MBA in Finance from Suffolk University and his BA in Economics from the State University of New York.

Mr. Fox's qualifications to serve on our Board include his extensive experience in the business and financial services industry, financial reporting and his knowledge gained from service on the boards of various other companies.

Nominees for election for terms expiring in 2018 (Class II)

James Johnson	Mr. Johnson, age 77, has served as a director of our company since 2000. Mr. Johnson is a General Partner and Founder of Apex Venture Partners, or Apex, a private equity firm, which he founded in 1988. Prior to founding Apex, Mr. Johnson was one of three founding partners of Knightsbridge Partners, a private investment firm. Prior to Knightsbridge, Mr. Johnson served in senior management roles with Beatrice Foods, including corporate Chief Financial Offer and Senior Vice President of the $6 billion U.S. Foods subsidiary. Mr. Johnson received an MBA from Northwestern University and a BS from Loyola University.

Mr. Johnson has experience with a broad range of companies and industries acquired as a result of the review and analysis of investments by Apex and Knightsbridge Partners. The Board also benefits from Mr. Johnson's experience in senior financial and management roles at Beatrice Foods and his education in business administration.
Charles Roame
Mr. Roame, age 49, has served as a director of our company since 2011. Mr. Roame has served as Managing Partner of Tiburon Strategic Advisors, a provider of research, strategy consulting, and other related services primarily to financial services firms, since 1998. Mr. Roame has previously served on the boards of a variety of public, private and start-up ventures. Mr. Roame earned his MBA from the University of Michigan and a BA from Michigan State University.
Mr. Roame's qualifications to serve on our Board are primarily based on his industry experience.

Gregory Smith	Mr. Smith, age 51, has served as a director of our company since February 2015. Mr. Smith currently is an Executive-in-Residence and Lecturer at the University of Wisconsin-Milwaukee's Lubar School of Business, as well as Managing Partner of Barnett Management Advisors, LLC. Prior to joining the University of Wisconsin-Milwaukee, Mr. Smith served as Senior Vice President and Chief Financial Officer of the Marshall & Ilsley Corporation and M&I Bank from 2006 until the company's sale to BMO Harris Bank in 2011. Prior to joining Marshall & Ilsley, Mr. Smith held progressively senior roles during a 16 year Wall Street investment banking career, including six years as a Managing Director. Mr. Smith is an honors graduate of both Princeton University and The University of Chicago Booth Graduate School of Business.

Mr. Smith's extensive experience in accounting, liquidity, budgeting and forecasting, treasury, capital management, tax and mergers and acquisitions and his knowledge gained from service on the boards of various other companies contribute to his qualifications to serve on our Board.

Directors whose terms of office will continue after this meeting

Directors whose terms expire in 2016 (Class III)

Judson Bergman	Mr. Bergman, age 58, is the founder of our company and has served as our Chairman, Chief Executive Officer and a director since 1999. Prior to founding our company, Mr. Bergman was Managing Director at Nuveen Investments, Inc., a diversified investment manager. Mr. Bergman serves as a trustee of RS Investment Trust and RS Variable Products Trust, registered investment companies. Mr. Bergman earned his MBA in finance and accounting from Columbia University and received a BA from Wheaton College.
Mr. Bergman has extensive familiarity with the financial services industry acquired through his years with the company and his experience at Nuveen as well as his education in finance and accounting.
Yves Sisteron
Mr. Sisteron, age 60, has served as a director of our company since 2004. Mr. Sisteron has been a Managing Partner and Co-Founder of Upfront Ventures, a private investment firm, since 2000. Mr. Sisteron holds a JD and an LLM from the University of Law (Lyon) and an LLM degree from the New York University School of Law.

Mr. Sisteron has experience with a broad range of companies and industries acquired as a result of the review and analysis of investments by Upfront Ventures. The Board also benefits from Mr. Sisteron's experience serving on the boards of directors of other companies and his education in law.

Directors whose terms expire in 2017 (Class II)

Ross Chapin	Mr. Chapin, age 62, has served as a director of our company since 2001. Mr. Chapin is a Managing Director of Parametric Portfolio Associates LLC, a provider of structured portfolio management, which he joined as a senior executive in October 2005. Prior to Parametric, Mr. Chapin co-founded Orca Bay Partners, a private equity firm in 1998. Mr. Chapin received an MBA from Columbia University in finance and accounting, and an undergraduate degree from Denison University.

Mr. Chapin has broad knowledge of the financial services industry and financial products acquired through his experience at Parametric. In addition, the Board benefits from Mr. Chapin's experience with a broad range of companies and industries acquired as a result of the review and analysis of investments by Orca Bay Partners and his education in finance and accounting.
Cynthia Egan
Ms. Egan, age 59, has served as a director of our company since 2013. Ms. Egan has recently served as a senior advisor to the U.S. Department of the Treasury in support of retirement programs. She had previously worked as President, Retirement Plan Services for T. Rowe Price Group, an investment firm, from 2007 to 2012. While at T. Rowe Price Group, she also served as a member of the T. Rowe Price Operational Steering Committee and the T. Rowe Price Trust Company Board, Staff Compensation Committee, Diversity Roundtable and as the founding Chair of the T. Rowe Price Women's Roundtable. Ms. Egan progressed to President, Fidelity Charitable Gift Fund and head of Fidelity Institutional Service Company in a career starting in 1989 through 2007. Ms. Egan received a BA from Boston College.

Ms. Egan has experience with the financial services industry and financial products through her association with T. Rowe Price and Fidelity. In addition she has served as a board member of the Employee Benefits Research Institute and received industry recognition for her work with retirement income products and services. Ms. Egan is also a director and member of the Audit and Regulatory Compliance Committees of Unum Group (NYSE: UNM).

 INFORMATION ABOUT OUR COMMON SHARE OWNERSHIP

How much stock is owned by directors and executive officers?

              The following table sets forth information, as of March 23, 2015, regarding the beneficial ownership of our common stock by our current directors and executive officers whose compensation is reported in the compensation tables that appear later in this proxy statement, to whom we refer as our named executive officers, and by our directors and executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the common stock under the column "Common Stock Beneficially Owned." Directors, executive officers and employees are prohibited from engaging in any short sales involving our securities.

	Shares Held	Options Exercisable within 60 Days (1)	Unvested Restricted Common Stock	Total Beneficial Ownership	Beneficial Ownership Percentages
Jud Bergman (2)	594,214	727,989	21,212	1,343,415	3.8%
Bill Crager (3)	136,300	425,102	15,414	576,816	1.6%
Scott Grinis	219,462	110,594	7,707	337,763	1.0%
Pete D'Arrigo	4,393	311,998	10,090	327,331	*
Joshua Mayer (4)	2,488	42,617	7,707	52,812	*
Yves Sisteron (5)	171,423	14,138		185,561	*
Ross Chapin	37,438	12,189		49,627	*
Jim Johnson	1,774	14,347		16,121	*
Charles Roame (6)	4,306	7,266	610	12,182	*
Gregory Smith	1,000			1,000	*
Cynthia Egan					*
James Fox					*

All Directors and Executive Officers as a Group	1,415,315	1,953,387	77,030	3,439,199	9.3%

*
Denotes beneficial ownership of less than one percent.

(1)
Includes options vested and exercisable within 60 days of March 31, 2015.

(2)
Includes 132,500 shares held as security in a margin account.

(3)
Includes 100 shares indirectly held by Mr. Crager's wife.

(4)
Includes 42 shares indirectly held by Mr. Mayer's wife.

(5)
Includes 12,000 shares held by Mr. Sisteron individually, and 159,423 shares held by entities controlled by Mr. Sisteron.

(6)
Includes 4,306 shares held by a trust in which Mr. Roame is the trustee.

Which stockholders own more than 5% of our common stock?

              The following table shows all persons we know to be direct or indirect owners of more than 5% of our common stock as of the close of business on March 23, 2015, unless otherwise indicated. Our information is based on reports filed with the SEC by each of the firms listed in the table below. You may obtain these reports from the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Wells Fargo & Company (1)	4,418,680	12.79%
420 Montgomery Street San Francisco, CA 94104
Wellington Management Group LLP (fka Wellington Management Company, LLP) (2)	2,621,379	7.59%
280 Congress Street Boston, MA 02210
The Vanguard Group (3)	1,953,526	5.65%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock Inc. (4)	1,875,383	5.43%
55 East 52nd Street New York, NY 10022

(1)
Based on Amendment #2 to Schedule 13G filed by Wells Fargo & Company and certain of its subsidiaries ("Wells Fargo") on February 5, 2015, reporting the amount of securities beneficially owned as of December 31, 2014. Wells Fargo reports sole voting power with respect to 33,545 shares, shared voting power with respect to 4,167,604 shares, sole dispositive power with respect to 33,545 shares and shared dispositive power with respect to 4,385,135 shares.

(2)
Based on Amendment #3 to Schedule 13G filed by Wellington Management Group, LLP (fka Wellington Management Company, LLP) on February 12, 2015 reporting the amount of securities beneficially owned as of December 31, 2014. Wellington reports shared voting power with respect to 2,470,808 shares and shared dispositive power with respect to 2,621,379 shares.

(3)
Based on a Schedule 13G filed by The Vanguard Group on February 11, 2015 reporting the amount of securities beneficially owned as of December 31, 2014. Vanguard reports sole voting power with respect to 44,157 shares, sole dispositive power with respect to 1,911,269 shares and shared dispositive power with respect to 42,257 shares.

(4)
Based on a Schedule 13G filed by BlackRock, Inc., on February 3, 2015 reporting the amount of securities beneficially owned as of December 31, 2014. BlackRock reported sole voting power with respect to 1,804,509 shares and shared dispositive power with respect to 1,875,383 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

              We operate in a highly competitive environment and our executive compensation program is designed to attract and retain talented executives who can execute our strategy. The discussion below describes the material elements of the 2014 compensation program for our named executive officers and the manner in which compensation decisions were made.

Philosophy and Objectives

              Our executive compensation philosophy, as established by our Compensation Committee, is designed to:

  •
  Attract and retain skilled executive officers;

  •
  Support our business strategy and objectives; and

  •
  Align the interests of our executive officers with those of our stockholders through a pay-for-performance philosophy.

              We do not utilize formulas to determine compensation amounts and have established a set of guiding principles that have provided the foundation for all compensation programs for executive officers and all other employees. These guiding principles are as follows:

  •
  Pay for performance in such a way as to drive our business strategy and objectives and create shareholder value, consistent with an acceptable risk profile and through legal and ethical means;

  •
  The amount of overall total compensation should be attractive to executive officers, affordable for the company, proportional to the executive officer's contribution, and fair to shareholders and employees, while providing payouts that are clearly aligned with actual performance;

  •
  Avoid controversial pay practices; and

  •
  Compensation should be transparent, understandable and effectively communicated to shareholders and employees.

              We are committed to providing a comprehensive total rewards program to attract, retain, and reward highly qualified, diverse and productive employees. The total rewards program emphasizes alignment of employee efforts to support our corporate strategies. The components of the program include compensation, benefits, learning and development opportunities and recognition of employee performance. We strive to remain externally competitive in relevant labor markets while maintaining internal equity. The program also promotes fiscally responsible pay decisions, encourages efficient use of our resources and ensures compliance with applicable legal and contractual requirements.

              To our employees, our compensation philosophy means fair pay based on their role in the company, a subjective determination of the market value of their job and their performance in that position. In addition, there is opportunity for additional rewards when we meet or exceed business objectives. Performance rewards provide employees with the opportunity to earn additional compensation beyond their base salary.

              Compensation for our executive officers consists of three primary elements. They receive a base salary which is paid in semi-monthly cash installments, they receive an annual incentive-based cash payment, which is typically paid in February of the subsequent year or in quarterly installments and they receive an annual grant of restricted stock and stock options. For details regarding why we pay each element and how the amounts are determined, see "—Our 2014 Executive Compensation Program—Base Salary," "—Our 2014 Executive Compensation Program—Annual Incentive-Based Cash Compensation," and "—Our 2014 Executive Compensation Program—Equity Awards." Although these sections discuss our practices employed in 2014, generally we plan to continue these practices in future years.

              We do not have a specific policy that governs the allocation of compensation between cash and non-cash compensation or between long-term or current compensation. The allocations are driven primarily through a desire to pay what we view as competitive compensation, as determined solely by us based on our review of broad-based third party surveys and other generally available information, which we have historically used to obtain a general understanding of market compensation practices.

Role of Compensation Committee and Management

              The Compensation Committee consists of three independent non-employee members of our Board. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of officers and other managerial employees and the establishment and administration of employee benefit plans.

              The Compensation Committee determines, and recommends to the Board for approval, the Chief Executive Officer's compensation without the participation of the Chief Executive Officer. The Compensation Committee is also responsible for reviewing the performance of the Chief Executive Officer. Our Chief Executive Officer is the only executive officer that has a role in determining the compensation of our named executive officers other than himself. The Chief Executive Officer will provide the Compensation Committee with recommendations, which the Committee has the discretion to approve or disapprove, for (a) changes to base salary, (b) distribution of annual incentive-based cash compensation and (c) restricted stock and stock option grants.

Competitive Market Review

              In March of 2014, the Compensation Committee retained an independent third-party compensation specialist, Compensation Advisory Partners ("CAP"), to assist in identifying and facilitating certain changes to our compensation and employee retention programs, including the amounts of compensation paid to our senior management, including the named executive officers, and consideration of employment agreements.

              CAP was engaged to analyze the pay levels of and possible terms of employment agreements for senior management, including those of our named executive officers. In particular, CAP's engagement involved (a) reviewing draft employment agreements, (b) defining the roles and responsibilities of senior management, (c) identifying comparable firms within the relevant competitive marketplace and (d) assessing the comparability of senior management roles and compensation from those firms to our senior management.

Our 2014 Executive Compensation Program

              Our 2014 executive compensation program had three primary components: base salary, annual incentive-based cash compensation and equity awards.

              Base Salary.    Base salaries are intended to provide our executives with a degree of financial certainty and stability that does not depend on company performance. In determining the base salaries for our Chief Executive Officer and the other named executive officers, the Compensation Committee, at the beginning of each year, reviews the overall scope of each executive officer's responsibilities while taking into account the base salaries paid by companies with which we compete for talent. For 2014, base salary adjustments were based on a subjective determination of competitive market rates, individual performance, changes in job duties and responsibilities and our overall financial performance. We did not follow a specific formula or set of criteria in determining base salary adjustments in 2014.

              Market data, such as the base salary of comparable jobs at comparable companies, were reviewed to provide guidance as to what constitutes competitive base salaries. In addition, individual performance of the executive's duties and responsibilities is also considered. If the executive has performed his or her duties above expectations, then an increase in the base salary may be justified. Similarly, if the executive is given different duties or responsibilities or if they have changed jobs within the company, then their base salary may be increased or decreased accordingly.

              In all cases where base salaries may be changed, the overall compensation budget must be sufficient for such changes. In certain extreme cases, our financial results and performance may lead to reductions in base salaries as a cost cutting measure.

              Annual Incentive-Based Cash Compensation.    We maintain an annual incentive-based cash compensation program comprising two elements: the Annual Incentive Program, which is intended to reward executives and eligible employees based on our revenue growth and profitability; and Incentive Compensation, which is intended to reward executives and employees for gross sales from expanding existing client relationships and developing new client relationships.

              Annual Incentive Program.    Under the Annual Incentive Program, a predetermined percentage of the revenues and profits from the preceding year are distributed to employees, including our executive officers. At the beginning of each year, the Compensation Committee approves the calculation methodology, or formula, which will be used at the end of the year to determine the amount of the annual incentive distribution. The formula includes the distribution amount as a percentage of revenues and EBITDA, as adjusted for certain items as defined by the Compensation Committee, as well as a stretch incentive target and a minimum threshold. The distribution percentage, as determined by the Compensation Committee, is generally derived by (a) investigating the annual compensation practices of comparable financial services firms and (b) considering the resulting aggregate incentive for management and employees to meet or exceed the firm's financial expectations.

              In calculating the amount to be paid under the Annual Incentive Program, the Compensation Committee utilizes revenues and adjusted EBITDA, which is prior to the payment of any amount paid pursuant to the Annual Incentive Program and certain extraordinary non-cash or non-recurring general and administrative expenses. The Compensation Committee may exercise its discretion to adjust for revenues and expenses attributable to acquisitions, as well as extraordinary or non-recurring gains or losses. The amounts paid for 2014 under the Annual Incentive Program were based on our financial performance during the 12-month period ending December 31, 2014. The Compensation Committee established a minimum threshold amount of revenue and adjusted EBITDA, defined as described above, of $269.2 million and $38.4 million, respectively. Performance above either or both of the minimum threshold amounts would result in an aggregate annual incentive pool amount of 0.118% of total revenue for revenue equal to or in excess of the threshold amount plus 0.118% of total revenue for each incremental $3.4 million of revenue between $269.2 million and $282.7 million plus 1.25% of the excess revenue above $282.7 million plus 2.50% of the incremental revenue above $319.7 million plus 4.00% of incremental revenue above $336.5 million plus 2.50% of incremental revenue above

$370.2 million and 3.40% of threshold adjusted EBITDA if the threshold amount has been achieved plus 6.00% of the excess adjusted EBITDA above the threshold amount plus 16.00% of incremental adjusted EBITDA above $64.0 million. The Compensation Committee has final authority to exercise its discretion in setting compensation amounts or awards for the company as a whole and for individuals and is not bound by the formula or by recommendations of Mr. Bergman nor of any consultant. For the amount to be earned in 2014, the Compensation Committee agreed with management's recommendation and approved the amount to be paid under the Annual Incentive Program of approximately $6.8 million.

              At the end of each year, an allocation of the Annual Incentive Program to each eligible employee, including executive officers, is made. The Chief Executive Officer ("CEO") recommends to the Compensation Committee the distribution amounts for each executive officer, including himself, based on a subjective analysis of his or her performance. For the named executive officers, the CEO subjectively assesses their performance broadly with consideration given to four general categories: integrity, intelligence/business knowledge, qualitative considerations and effectiveness. No quantitative criteria are used. The CEO's analysis is based on his sole and absolute discretion when assessing performance. Similarly, the amounts he recommends for individual Annual Incentive Program recommendations are based on his sole and absolute discretion. The CEO presents his recommendations to the Compensation Committee for their consideration along with his individual Annual Incentive Program distribution recommendations. The Compensation Committee reviews and makes the final approval for annual incentive distributions for the named executive officers, including the CEO. For the year ending December 31, 2014, the Compensation Committee chose to accept the individual annual bonus distribution recommendations which it received from the CEO. Distributions of the Annual Incentive Program earned for a fiscal year are paid in the subsequent fiscal year, generally within the first two months.

              Incentive Compensation.    We maintain a compensation program with amounts paid to eligible employees as incentive compensation based on a target percentage of gross sales, though the total amount of incentive compensation is not an exact percentage of gross sales. The target percentage is revised annually. For the purposes of determining the total amount available for incentive compensation, we estimate our new fee revenue based on gross sales. We do this by calculating the average fee paid on all of our products, taking into account differing fee rates on the various products we sell and various fee schedules related to different client programs. The average will also vary by region due to the mix of clients and products within each region. In 2014, we targeted 12% of such estimated fee revenue to be used for total incentive compensation, with discretion to award total incentive compensation of up to an additional 1.5% of estimated fee revenue. Incentive Compensation amounts are calculated quarterly and paid out in 20% installments over the subsequent five quarters. Incentive Compensation payments are not guaranteed. The recipient must still be employed at the time of payment. Incentive Compensation payments are allocated among sales and service personnel and sales management, and the allocation of the incentive compensation payments is approved at the discretion of Mr. Bergman and Mr. Crager. In exercising their discretion, these officers annually establish a framework of percentages of the total available amount that is to be paid to different categories of employees, but there is no predetermined formula. The amount of the Incentive Compensation payments may also be adjusted based on our overall performance. In 2014, approximately $5.5 million in incentive compensation was earned by eligible employees, of which Mr. Crager received $279,310. Mr. Crager is the only executive officer who receives Incentive Compensation. The amount of Mr. Crager's Incentive Compensation was based on our total gross sales and the CEO's subjective assessment of his leadership of the sales organization.

              Equity Awards.    We grant stock options and restricted stock awards to our current and newly hired executive officers to enable them to share in our success and to reinforce a corporate culture that aligns employee interests with the interests of our stockholders. All equity grants to our executive officers to date have been awarded under the Envestnet Asset Management Group, Inc. 2004 Stock Incentive Plan, or the Envestnet, Inc. 2010 Long-Term Incentive Plan (the "Equity Plans"). It has been our practice to annually grant equity awards to employees, including executives, in recognition of performance and as an incentive for retention, as well as to align their interests with the interests of our stockholders. The size of these grants is based on a number of factors, including our subjective analysis of competitive practices, individual performance as determined in the discretion of the Compensation Committee, changes in the scope of the individual's position, internal equity and retention potential. Ultimately, all amounts were determined in the sole and absolute discretion of the Compensation Committee based on its conclusions as to what was appropriate and necessary after consideration of these factors. The Compensation Committee uses a formula similar to the revenue component of the Annual Incentive Program described above. The grants made in 2014 were based on our financial performance during the 12-month period ending December 31, 2013. The Compensation Committee established a minimum threshold amount of revenue, defined as described above, of $160.7 million. Performance above the minimum threshold amounts would result in an aggregate annual stock option pool amount of 0.20% of shares outstanding for revenue equal to or in excess of the threshold amount plus 0.20% of total shares outstanding for each $2.0 million of incremental revenue between $160.7 million and $170.8 million plus 0.023% of shares outstanding for revenue above $170.8 million plus 0.050% of shares outstanding for each $2.0 million of incremental revenue above $190.8 million plus 0.092% of shares outstanding for each $2.0 million of incremental revenue above $200.9 million plus 0.050% of shares outstanding for each $2.0 million of incremental revenue above $221.0 million. The value of the options is estimated using the Black Scholes methodology described below in footnote 2 of the 2014 Grants of Plan-Based Awards table. The value of restricted stock awards results in a dollar-for-dollar offset to the value of the annual stock option pool amount. Historically, vesting for equity award grants occurs annually on the anniversary of the grant date with one-third vesting on each of the first three anniversaries. In keeping with the annual practice of issuing equity grants in the first quarter of the company's fiscal year, the Compensation Committee authorized equity grants equal to 1.10% of our outstanding number of shares as of December 31, 2013. In total, equity grants with respect to 93,500 shares of common stock were made on February 28, 2014 to our executive officers. Consistent with our executive compensation philosophy and to better align the interests of our employees with those of our stockholders through pay-for-performance, the value of each award was made half in shares of restricted common stock and half in stock options.

              Our CEO, with the help of his management team, recommended to the Compensation Committee individuals who should receive equity awards, the components of the award and the size of each individual award. The individual component and distribution amounts that were recommended were based on the CEO's subjective review of each individual's performance within his or her role in our company since the previous year's grant, as well as a subjective determination of the competitive practices necessary to retain key employees. This recommendation was submitted to the Compensation Committee for its consideration and approval. As noted above, the Compensation Committee has final authority to exercise its discretion in setting compensation amounts or awards, and the components of those amounts or awards and is not bound by the use of any formula or recommendations of the CEO nor of any consultant. In its discretion, the Compensation Committee approved the recommendations as submitted. The equity grants to our named executive officers on February 28, 2014 were as follows:

Name	Number of Shares Underlying 2014 Restricted Stock Awards	Number of Shares Underlying 2014 Options	Total Number of Shares Underlying 2014 Equity Award
Judson Bergman	12,600	20,300	32,900
William Crager	8,900	14,100	23,000
Peter D'Arrigo	6,600	10,600	17,200
Scott Grinis	4,000	6,200	10,200
Joshua Mayer	4,000	6,200	10,200

Supplemental Benefits

              We provide the following benefits to our executives on the same basis as provided to all of our employees:

  •
  Health, dental and vision insurance;

  •
  Life insurance;

  •
  Medical and dependent care flexible spending account;

  •
  Short- and long-term disability, accidental death and dismemberment;

  •
  A 401(k) plan, with company match; and

  •
  A college scholarship plan for employees' children.

              We believe these benefits are consistent with companies with which we compete for talent. Other than certain parking privileges to certain of our executive officers, we provide no perquisites to any of our employees, including our named executive officers.

Recoupment of earned awards

              We do not currently have a formal policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results. Under those circumstances, the Board or the Compensation Committee would evaluate whether compensation adjustments were appropriate, or required under applicable law, based on the facts and circumstances relating to the restatement.

Regulatory limitations

              Section 162(m) of the Internal Revenue Code generally limits the deductibility for federal income tax purposes of compensation in excess of $1 million to the chief executive officer or any of the next three most highly paid executive officers of a publicly held corporation (other than the CFO). We expect that on an ongoing basis we will generally consider whether a form of compensation will be deductible under section 162(m) in determining executive compensation, though other factors will also be considered. However, we may authorize compensation payments that do not comply with the exemptions under section 162(m) when we believe that such payments are appropriate to attract and retain executive talent.

              In light of the strong shareholder support on our say-on-pay proposal in 2014, we made no significant changes to the executive compensation program based on concerns or issues raised by our shareholders. We continue to desire feedback from our shareholders on our executive compensation program and will consider the views of our shareholders as we evaluate our compensation program in 2015.

2014 Summary Compensation Table

              The following table contains compensation information for our Chief Executive Officer, our Chief Financial Officer, and the three other most highly compensated executive officers. We refer to these individuals as our "named executive officers" in other parts of this proxy statement. The information included in this table reflects compensation paid to our named executive officers for services rendered to us.

				Equity Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total
Judson Bergman	2014	$450,000	$400,000	$527,184	$341,342	$5,200	$1,723,726
Chief Executive Officer	2013	449,583	225,000	55,776	57,424	5,100	792,883
	2012	400,000	110,000	62,250	39,062	5,000	616,312
William Crager	2014	344,500	100,000	372,376	237,090	290,010	1,343,976
President	2013	335,000	80,000	86,533	82,400	149,900	733,833
	2012	334,583		38,832	66,786	147,511	587,712
Peter D'Arrigo	2014	305,000	275,000	276,144	178,238	5,200	1,039,582
Chief Financial Officer	2013	287,500	150,000	60,358	48,830	17,600	564,288
	2012	275,000	58,000	29,121	50,087	5,000	417,208
Scott Grinis	2014	239,500	200,000	167,360	104,252	10,700	721,812
Chief Technology Officer	2013	239,500	85,000	47,861	48,830	10,600	431,790
	2012	239,500	60,000	29,121	50,087	10,500	389,208
Joshua Mayer	2014	247,500	175,000	167,360	104,252	5,200	699,312
Chief Operating Officer

(1)
Bonuses earned for a fiscal year are paid in the subsequent fiscal year, generally within the first two months (e.g., the bonuses earned for 2014 were paid in February 2015). The amounts disclosed in the Bonus column relate to amounts paid under our Annual Incentive Program.

(2)
Amounts disclosed in the Equity Awards column relate to grants of restricted stock and stock options in the identified year. With respect to each equity grant, the amounts disclosed reflect the full grant-date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification topic 718. Our assumptions with regard to determining the 2014 stock option values are set forth in note 1 to the 2014 Grants of Plan- Based Awards table.

(3)
For each person other than Mr. Crager, Mr. D'Arrigo and Mr. Grinis, the amounts disclosed in the All Other Compensation column reflect matching contributions to the executive's 401(k) account. For Mr. Crager, the amounts disclosed reflect $279,310 earned as incentive compensation in 2014, $144,800 earned as incentive compensation in 2013 and $142,511 earned as incentive compensation in 2012, a catch-up contribution to his 401(k) account in the amount of $5,500 in 2014 and matching contributions to his 401(k) account of $5,200 in 2014, $5,100 in 2013 and $5,000 in 2012. For Mr. D'Arrigo, the amounts disclosed reflect a discretionary bonus of $12,500 approved by the Compensation Committee in 2013 and matching contributions to his 401(k) account of $5,200 in 2014, $5,100 in 2013 and $5,000 in 2012. For Mr. Grinis, the amounts disclosed reflect catch-up contributions to his 401(k) account of $5,500 in each of

    2014, 2013 and 2012 and matching contributions to his 401(k) account of $5,200 in 2014, $5,100 in 2013 and $5,000 in 2012.

2014 Grants of Plan-Based Awards

                  The following table contains information concerning grants of plan-based awards made in 2014 to our named executive officers.

Name	Grant Date (1)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Judson Bergman	2/28/2014	12,600	20,300	$41.84	$868,526
William Crager	2/28/2014	8,900	14,100	41.84	609,466
Peter D'Arrigo	2/28/2014	6,600	10,600	41.84	454,382
Scott Grinis	2/28/2014	4,000	6,200	41.84	271,612
Joshua Mayer	2/28/2014	4,000	6,200	41.84	271,612

(1)
All restricted stock awards and stock option grants were approved by the Compensation Committee and the Board on their respective grant dates.

(2)
The fair value of stock options granted was determined using the Black-Scholes model as of the grant date. The model assumes: (i) the stock option would be exercised 6 years after grant date, (ii) expected stock price volatility of 38.659%, (iii) a risk-free yield equal to 1.82% US Treasury STRIPS, and (iv) our dividend yield (0%) would remain constant from grant date to exercise date.

Narrative to 2014 Summary Compensation Table and 2014 Grants of Plan- Based Awards Table

              See "—Compensation Discussion and Analysis" above for a complete description of compensation plans pursuant to which the amounts listed under the 2014 Summary Compensation Table and 2014 Grants of Plan-Based Awards Table were paid or awarded, and the criteria on which such payments were based. The Compensation Discussion and Analysis also describes certain grants of stock options to our named executive officers.

2014 Outstanding Equity Awards at Fiscal Year-End

              The following table lists all outstanding equity awards held by our named executive officers ("NEO") as of December 31, 2014:

	Option Awards (1)					Stock Awards (2)
Name	Number of Securites Underlying Unexercised Options (#) Exercisable	Number of Securites Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securites Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Judson Bergman	170,000			$5.00	11/14/2015
	45,000			7.50	11/14/2015
	200,000			7.50	4/26/2017
	36,000			7.50	4/30/2018
	15,000			7.15	5/15/2019
	376,000			9.00	7/28/2020
	10,000			12.55	2/28/2021
	5,301	2,650		12.45	2/28/2022	1,667	81,916
	3,136	6,272		15.34	2/28/2023	2,424	119,115
		20,300		41.84	2/28/2024	12,600	619,164
William Crager	80,000			5.00	11/14/2015
	53,334			7.50	11/14/2015
	20,000			1.08	4/26/2017
	80,000			7.50	4/26/2017
	2,806			0.11	4/26/2017
	14,000			7.50	4/30/2018
	12,000			7.15	5/15/2019
	164,000			9.00	7/28/2020
	25,000			12.55	2/28/2021
	9,063	4,531		12.45	2/28/2022	1,040	51,106
	4,500	9,000		15.34	2/28/2023	3,761	184,816
		14,100		41.84	2/28/2024	8,900	437,346
Peter D'Arrigo	196,937			7.50	6/16/2018
	86,000			9.00	7/28/2020
	10,000			12.55	2/28/2021
	6,797	3,398		12.45	2/28/2022	780	38,329
	2,667	5,333		15.34	2/28/2023	2,080	102,211
		10,600		41.84	2/28/2024	6,600	324,324
Scott Grinis	12,000			7.50	4/26/2017
	9,000			7.50	4/30/2018
	6,000			7.15	5/15/2019
	56,000			9.00	7/28/2020
	10,000			12.55	2/28/2021
	6,797	3,398		12.45	2/28/2022	780	38,329
	2667	5,333		15.34	2/28/2023	2,080	102,211
		6,200		41.84	2/28/2024	4,000	196,560
Joshua Mayer	800			7.15	5/15/2019
	20,000			9.00	7/28/2020
	10,000			12.55	2/28/2021
	2,945	1,473		12.45	2/28/2022	1,167	57,346
	2667	5,333		15.34	2/28/2023	2,080	102,211
		6,200		41.84	2/28/2024	4,000	196,560

(1)
Except as otherwise noted, vesting for stock option grants that expire February 28, 2022, February 28, 2013 and February 28, 2014 occurs annually on the anniversary of the grant date where one third vests on the first anniversary, one third vests on the second anniversary and the remainder vests on the third anniversary.

(2)
All of Mr. Bergman's 1,667 restricted shares vest on February 28 2015 and one half of his 2,424 restricted shares vest on February 28 of each of 2015 and 2016 and one-third of his 12,600 restricted shares vest on February 28 of each of 2015, 2016 and 2017. All of Mr. Crager's 1,040 restricted shares vest on February 28 of 2015 and one half of his 3,761 restricted shares vest on February 28 of 2015 and 2016 and one-third of his 8,900 restricted shares vest on February 28 of each of 2015, 2016 and 2017. All of Mr. D'Arrigo's 780 restricted shares vest on February 28 of 2015, one-half of his 2,080 restricted shares vest on February 28 of each of, 2015 and 2016 and one-third of his 6600 restricted shares vest on February 28 of each of 2015, 2016 and 2017. All of Mr. Grinis' 780 restricted shares vest on February 28 of 2015 and one-half of his 2,080 restricted shares vest on February 28 of 2015 and 2016 and one-third of his 4,000 restricted shares vest on February 28 of each of 2015, 2016 and 2017. All of Mr. Mayer's 1,167 restricted shares vest on February 28 of 2015 and one-half of his 2,080 restricted shares vest on February 28 of each of, 2015 and 2016 and one-third of his 4,000 restricted shares vest on February 28 of each of 2015, 2016 and 2017.

2014 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Judson Bergman	125,000	4,777,769	2,878	120,416
William Crager	26,666	1,108,065	2,919	122,131
Peter D'Arrigo	9,063	357,010	2,327	101,151
Scott Grinis			1,819	76,107
Joshua Mayer			2,206	92,299

Nonqualified Deferred Compensation

                  On February 9, 2015, the Board adopted (i) the Envestnet, Inc. Executive Deferred Compensation Plan (the "Executive Plan") and (ii) the Envestnet, Inc. Director Deferred Compensation Plan (the "Director Plan," and, collectively with the Executive Plan, the "Deferred Compensation Plans"), each to be effective March 1, 2015. Each Deferred Compensation Plan is an unfunded deferred compensation plan that is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

                  Persons eligible to participate in the Deferred Benefit Plans are called "Participants."

                  Under the Executive Plan, Participants have the opportunity to elect to defer receipt of up to 90% of their base salary and bonus. Under the Director Plan, Participants have the opportunity to defer receipt of up to 90% of their cash compensation received for services rendered as a member of the Board of the company.

                  Amounts deferred by a Participant under either of the Deferred Compensation Plans will be credited to a deferral account that will be used to determine the amounts to be paid to the Participant under such Deferred Compensation Plan. The deferral account represents an unfunded, unsecured promise by the company to pay such amounts in the future, and does not represent ownership of, or any ownership interest in, any particular assets of the company. Participants will at all times be fully vested in all deferral contributions and earnings thereon.

Potential Payments Upon Termination of Change of Control

                  None of our named executive officers has an employment agreement or change of control agreement.

                  Equity Incentive Plans.    We currently maintain equity-based incentive plans—the 2004 Stock Incentive Plan, the 2010 Long-Term Incentive Plan and the Envestnet, Inc. Management Incentive Plan for Envestnet -- Tamarac Management Employees (MIP). No new awards are being made under the 2004 Stock Incentive Plan and any new awards under the MIP will be granted under the 2010 Long-Term Incentive Plan. We established the 2010 Long-Term Incentive Plan to (i) attract and retain key employees and other persons providing services to us and our related companies; (ii) motivate plan participants by means of appropriate incentive to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar corporations; and (iv) further align plan participants' interests with those of our stockholders. Under the 2010 Long-Term Incentive Plan, we may issue stock options, stock appreciation rights, restricted stock, restricted stock units and other full value awards, as well as cash incentive awards.

                  Change in Control.    In the event that (a) a Participant's employment or service, as applicable, is terminated by us, our successor or one of our related companies that is the Participant's employer for reasons other than cause (as defined in the 2010 Long-Term Incentive Plan) within 24 months following a change in control (as defined in the 2010 Long-Term Incentive Plan) or (b) the 2010 Long-Term Incentive Plan is terminated by us or our successor following a change in control without provision for the continuation of outstanding awards under the 2010 Long-Term Incentive Plan, all stock options and related awards which have not otherwise expired will become immediately exercisable and all other awards will become fully vested. Awards outstanding under the 2004 Stock Incentive Plan will become fully vested and exercisable and all forfeiture restrictions on the awards will lapse if a change in control (as defined in the 2004 Stock Incentive Plan) occurs and the Participant's awards are not converted, assumed or replaced, by awards of the surviving or successor entity or one of its affiliates.

                  Under our equity compensation plans, outstanding and unvested stock options may become fully vested and exercisable, and outstanding and unvested restricted stock may become fully vested and be distributed upon a participant's death, disability, or involuntary termination as determined by the Compensation Committee in its discretion. These provisions apply to all employees who participate in the company's equity plans. The outstanding equity awards held by the NEO as of December 31, 2014 are described above under "2014 Outstanding Equity Awards at Fiscal Year-End."

                  We have estimated the amount of incremental compensation for each of Messrs. Bergman, Crager, D'Arrigo, Grinis and Mayer due to accelerated vesting of outstanding restricted stock awards upon termination of the officer's employment in the event of the officer's death, disability, or involuntary termination, or upon a change in control irrespective of a termination of employment, as follows: Mr. Bergman, $820,196; Mr. Crager, $673,267; Mr. D'Arrigo $464,864; Mr. Grinis $337,100; and Mr. Mayer $356,118. These amounts assume that the termination of employment or change in control was effective as of December 31, 2014 and that the price of Common Stock on which the calculations are made was the closing price of $49.14 on that date. We have estimated the value for the acceleration of stock options as of December 31, 2014 for each NEO as follows: Mr. Bergman, $457,412; Mr. Crager, $573,372; Mr. D'Arrigo $382,308; Mr. Grinis $350,188; and Mr. Mayer $279,559. The amounts shown above are estimates of the incremental compensation these officers would receive upon such terminations or a change in control. The actual amounts to be received can only be determined at the time of the officer's termination of employment or at the time of a change in control.

                  Transferability.    Awards under the 2010 Long-Term Incentive Plan are not transferable except as designated by the Participant by will or by laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order or to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family).

                  Withholding.    All awards and other payments under the 2010 Long-Term Incentive Plan are subject to withholding of all applicable taxes. With the consent of the Committee, withholding obligations may be satisfied with previously-owned shares of common stock or shares of common stock to which the Participant is otherwise entitled under the 2010 Long-Term Incentive Plan. Such shares may only be used to satisfy minimum withholding requirements.

                  Amendment and Termination.    The Board may, at any time, amend or terminate the 2010 Long-Term Incentive Plan, and the Board or the Compensation Committee may amend any award, provided that no amendment or termination may adversely affect the rights of any Participant without the Participant's written consent. Adjustments to the 2010 Long-Term Incentive Plan and awards on account of business transactions are not subject to the foregoing prohibition. The provisions of the 2010 Long-Term Incentive Plan that prohibit repricing of stock options and stock appreciation rights cannot be amended unless the amendment is approved by our stockholders. The 2010 Long-Term Incentive Plan also permits the Board to amend the 2010 Long-Term Incentive Plan and any awards that are subject to Section 409A of the Internal Revenue Code (relating to nonqualified deferred compensation) as it deems necessary to conform to Section 409A.

Compensation Committee Report

                  The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the year ended December 31, 2014 and this proxy statement.

                  The foregoing report has been approved by the following members of the Compensation Committee.

Yves Sisteron, Chairman Ross Chapin Cynthia Egan

AUDIT COMMITTEE REPORT

              The Audit Committee consists of four members of the Board. Each Audit Committee member is independent, within the meaning of the NYSE listing standards, of Envestnet and its management and has been determined by the Board to be financially literate, as contemplated by the NYSE listing standards. In addition, the Board has determined that Messrs. Johnson, Chapin, Fox and Smith are each audit committee financial experts within the meaning of the rules of the SEC.

              The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of our financial statements and financial reporting process, the system of internal controls, the audit process, the performance of our internal audit process and the performance, qualification and independence of our independent auditors, KPMG LLP ("KPMG").

              Our management prepares our consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Audit Committee has reviewed and discussed our audited financial statements with management. Management is also responsible for establishing and maintaining adequate internal control over financial reporting and for performing an assessment of the effectiveness of internal control. KPMG is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles, and annually attesting to the effectiveness of our internal control over financial reporting. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by our management, KPMG and other advisors.

              The Audit Committee held seven meetings in 2014. Audit Committee meetings are usually held in conjunction with the regularly scheduled meetings of the Board. At least quarterly, the Audit Committee met with management, KPMG (see "Proposal No. 3: Ratification of Appointment of Independent Auditors") the Chief Financial Officer, the Chief Accounting Officer and the General Counsel to review, among other matters, the overall scope and plans for the independent audit, and the results of such audit; critical accounting estimates and policies; compliance with our conflict of interest and Code of Business Conduct and Ethics policies.

              At least quarterly in 2014, the Audit Committee met in executive session (i.e., without management present) with representatives of KPMG to discuss the results of their work.

              In connection with its audit of our financial statements for the year ended December 31, 2014, KPMG presented to and reviewed with the Audit Committee the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16. The Audit Committee has also discussed with KPMG their independence from Envestnet, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant's communications with the Audit Committee concerning independence.

              Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by our management and KPMG, the Audit Committee recommended to the Board that the December 31, 2014 audited consolidated financial statements be included in Envestnet's Annual Report on Form 10-K.

              The foregoing report has been approved by all members of the Audit Committee.

James Johnson, Chairman Ross Chapin James Fox Gregory Smith

 PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

              In accordance with the rules of the Securities and Exchange Commission, we are asking our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement.

              As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation program is designed to attract, motivate, and retain talented executives who possess the skills required to formulate and drive our strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices. Please read the "Compensation Discussion and Analysis" discussion for additional details about our executive compensation programs, including information about the fiscal year 2014 compensation of our named executive officers.

              We believe that our executive compensation programs are structured in the best manner possible to support the company and our business objectives. We are asking our stockholders to indicate their support for our named executive officer compensation as described on pages 24-25 of this proxy statement, which include the "Compensation Discussion and Analysis" section and the compensation tables and related narrative disclosure. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

              "Resolved, that the stockholders approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and related narrative discussion."

              The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee value the opinions of our stockholders and will review the voting results carefully.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF EXECUTIVE COMPENSATION.

 PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

              On February 14, 2013, the Audit Committee engaged KPMG as our independent accountant for our fiscal year ended December 31, 2012 and to re-audit our financial statements for the year ended December 31, 2011. On February 14, 2013, we disclosed that the Audit Committee dismissed our previous auditor, McGladrey, from its engagement as our independent auditors effective February 13, 2013. McGladrey's dismissal followed a determination that certain services (the "Services") that McGladrey had provided in prior years to us may be inconsistent with the SEC's rules on auditor independence. On April 2, 2013, the Audit Committee engaged KPMG to re-audit our financial statements for the year ended December 31, 2010.

              During the years ended December 31, 2011 and 2010 and through February 14, 2013, we had not consulted with KPMG regarding either:

                  (i)          the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us not oral advice was provided that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

                  (ii)         any matter that was either was the subject of a disagreement (as defined in paragraph (z)(1)(iv) of Item 304 of the SEC's Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of SEC's Regulation S-K).

              Typically, the appointment of independent auditors is approved annually by the Audit Committee and ratified by our stockholders. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has appointed, subject to ratification by our stockholders, KPMG as our independent auditor for the year ending December 31, 2015.

              Our audited financial statements for the year ended December 31, 2014, will be presented at the Annual Meeting. Representatives of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

              The following table sets forth the approximate aggregate fees for professional services rendered by KPMG for 2013 and 2014:

	2013		2014
Audit fees (1)	$1,236,000	(4)	$1,920,000
Audit - related fees (2)	20,000		150,000
Tax fees (3)	15,000
All other fees

Total	$1,271,000		$2,070,000

(1)
Audit fees include:

*
the audits of our consolidated financial statements and internal control over financial reporting;

*
reviews of quarterly consolidated financial statements;

*
the statutory audit of one of our subsidiaries;

*
consents and comfort letters issued in conjunction with the filing of registration statements;

*
the audit of an acquired business for regulatory purposes in 2014.

(2)
Audit-related fees include:

*
the audit of our employee benefit plan;

*
services to issue Statement on Standards for Attestation Engagements (SSAE) No. 16 reports in 2014.

(3)
Tax fees include assistance with foreign income taxes, including transfer pricing matters.

(4)
This amount represents a $324,000 increase from the amount we reported in our 2014 proxy statement, as billing for the services had not been finalized at the time of our filing.

Pre-Approval Policy of Audit and Non-Audit Services

              The Audit Committee pre-approved all of the services associated with the fees described above. The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor. The Audit Committee provides a general pre-approval of certain audit and non-audit services on an annual basis. The types of services that may be covered by a general pre-approval include other audit services, audit-related services and permissible non-audit services. If a type of service is not covered by the Audit Committee's general pre-approval, the Audit Committee must review the service on a specific case by case basis and pre-approve it if such service is to be provided by the independent auditor. Annual audit services engagement terms and fees require specific pre-approval of the Audit Committee. Any proposed services exceeding the pre-approved fees also require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee may delegate either type of pre- approval authority to one or more of its members.

Information Regarding Former Auditor

              McGladrey's reports on our consolidated financial statements for each of the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

              During the years ended December 31, 2011 and 2010, and the period from January 1, 2012 through February 13, 2013, we did not have any disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused them to make reference thereto in their reports on our consolidated financial statements for such periods. During the years ended December 31, 2011 and 2010, there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

              On February 27, 2013, we received a letter from McGladrey advising us that disclosure should be made that reliance should not be placed on McGladrey's audit report on our financial statements for the year ended December 31, 2011 or McGladrey's completed reviews of Envestnet's interim financial statements for the quarters ended September 30, 2012, June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011 or March 31, 2011 in light of the matters described above.

              On March 26, 2013, we received a letter from McGladrey stating that while McGladrey had not made final conclusions, at that time McGladrey did not believe, for independence reasons related to the Services, that McGladrey was in a position to provide the necessary consent to allow us to incorporate by reference its opinion regarding its audit of our financial statements for the year ended December 31, 2010 in any future SEC filings. On April 2, 2013, we received a letter from McGladrey advising us that disclosure should be made that reliance should not be placed on McGladrey's audit report on our financial statements for the year ended December 31, 2010 in light of the matters described above.

              On April 2, 2013, we provided McGladrey with copies of disclosures contained in this section, which disclosures were made in Current Reports on Form 8-K dated February 14, 2013 and April 2, 2013. McGladrey has furnished us with letters addressed to the SEC stating their agreement with such disclosures.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PROPOSAL NO. 4: APPROVAL OF THE 2010 LONG-TERM INCENTIVE PLAN AS AMENDED THROUGH THE SECOND AMENDMENT

              A proposal will be presented at the 2015 Annual Meeting of Shareholders (the "2015 Annual Meeting") to approve the Envestnet, Inc. Long-Term Incentive Plan (the "LTIP") as amended through the second amendment (the "Second Amendment") (the LTIP as amended through the Second Amendment is referred to as the "Plan").

Purpose

              The company believes in the merits of linking executives' overall compensation opportunities to the enhancement of long-term shareholder return and uses equity-based compensation, such as options and other Stock-related awards, as key elements of its executives' compensation packages. Because the company believes it is important for the employees and directors of the company and its subsidiaries to have an equity interest in the company so that their interests are aligned with shareholder interests, and to be eligible to receive cash incentive awards, the Board of Directors has approved the Plan, and is recommending that shareholders approve the Plan. Approval of the Plan will help to achieve this goal and is necessary in order for the company to continue making equity awards to employees and directors at competitive levels.

              To achieve these objectives, the Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, which we refer to as "SARs", full value awards, which include awards such as restricted stock or restricted stock units, and cash incentive awards. The company has proposed the approval of the Plan primarily to increase the number of shares of Stock available at this time due to the lower number of shares of Stock available for issuance. Additionally, to preserve a tax deduction for compensation and expenses, the company is submitting the Plan for approval by the shareholders to satisfy the requirement that the performance goals be periodically approved by shareholders as a condition of satisfying the performance-based compensation exception to the $1 million limits on US tax-deductible compensation. If stockholders do not approve the Plan, it will continue in its current form (including the changes made by the First Amendment as described below); however, the increase in reserved shares, and the other changes made by the Second Amendment will not take effect.

Summary of the Second Amendment

              On March 18, 2015, the Board adopted the Second Amendment to the LTIP, subject to stockholder approval. The Second Amendment will:

•
Increase the number of common shares of the company ("Stock") reserved for delivery under the Plan by 2,700,000 shares of Stock;

•
Add a provision which will prohibit the surrender of underwater stock options or stock appreciation rights for a cash payment or for the grant of any other award under the Plan except as approved by the company's stockholders; and

•
Adjust the individual limits on the number of shares of Stock which can be issued in settlement of certain types of awards.

              Under New York Stock Exchange rules, stockholder approval is required for increases to the number of shares reserved under the Plan and for changes in applicable limits of the types of awards which can be granted pursuant to the Plan. Additionally, according to the terms of the Plan, any changes to the repricing provisions in the plan must also be approved by the stockholders. Finally, to enable the company to grant performance-based compensation that is exempt from the $1 million limit on tax deductible compensation, the performance goals of the Plan must be periodically resubmitted to and approved by the stockholders.

              The Second Amendment will become effective upon stockholder approval. Stockholder approval of the Plan will constitute approval of the performance measurement criteria set forth in the plan for purposes of section 162(m).

              A summary of the material provisions of the Plan, including the changes being made by the Second Amendment, is set forth below, and a copy of the Plan is set forth in Exhibit A.

Background

              The LTIP originally became effective on July 28, 2010 and will continue in effect until terminated by the Board; provided, however, that if the Plan is approved by stockholders at the 2015 Annual Meeting, no awards may be granted under the Plan on or after the ten-year anniversary of the date of such approval. Any awards that are outstanding after termination of the Plan shall remain subject to the terms of the Plan.

              In 2010, prior to the IPO, the Board and stockholders approved the LTIP. The LTIP was reapproved by the stockholders at the 2014 Annual Meeting of Shareholders for purposes of section 162(m), but no changes to the Plan were made at that time. On March 18, 2015, the Board previously adopted the first amendment to the LTIP (the "First Amendment"). The First Amendment added restrictions to the LTIP that are favorable to shareholders, including provisions that: (a) require a minimum vesting period for performance shares of at least one year; (b) prohibit the grant of the right to receive dividend or dividend equivalents with respect to full value awards subject to vesting based on the satisfaction of performance objectives prior to the date that such full value award (or applicable portion thereof) becomes vested and is settled; (c) prohibit the grant of the right to receive dividend equivalents for awards of options or stock appreciation rights; (d) remove liberal share counting language for purposes of counting shares of Stock as available for use under the LTIP for awards granted under the LTIP; and (e) to make certain other technical and clarifying changes.

Shares Outstanding and Available

              The following table sets forth information regarding our outstanding equity awards as of February 28, 2015 under the Plan.

Plan Category	Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term
Total Stock Options/SARs	4,388,309	$12.07	4.58
Full value awards	568,582	$0.00	9.44
Total Shares subject to outstanding equity awards	4,956,891
Shares available for grant	410,897

              All grants made previously to the CEO and executive officers pursuant to the Plan have been subject to a minimum of a three-year ratable vesting period.

Burn Rate

              The following table sets forth information regarding equity awards granted and earned, and the burn rate for each of the last three fiscal years.

	Burn Rate
	Fiscal Year 2012	Fiscal Year 2013	Fiscal Year 2014
Stock Options Granted	738,915	190,413	214,253
Time-Based Restricted Stock Awards Granted	155,383	386,245	360,834
Actual Performance-Based Restricted Stock Earned		181,625	290,544
Weighted Average Common Shares Outstanding at Fiscal Year End	32,162,672	33,191,088	34,559,558
Burn Rate	3.26%	4.00%	4.39%

Plan Description

Description of the Envestnet, Inc. 2010 Long-Term Incentive Plan as Amended through the Second Amendment

              Purpose.    We established the LTIP to (a) attract and retain key employees and other persons providing services to us and our related companies (as defined below); (b) motivate participants by means of appropriate incentives to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar corporations and (d) further align participants' interests with those of our stockholders through compensation that is based on our Stock, and thereby to promote our and our related companies' long-term financial interests, including the growth in value of our equity and enhancement of long-term stockholder return.

              Approval and Shares Reserved.    The LTIP was adopted by our Board on June 22, 2010 and was approved by our stockholders prior to the IPO. The LTIP became effective as of the date of the initial public offering of Stock of the company on July 28, 2010. The LTIP was reapproved again at the 2014 Annual Meeting for purposes of section 162(m).

              The shares with respect to which awards may be made under the Plan are shares of Stock currently authorized but unissued or, as permitted by applicable law, currently held or acquired by us as treasury shares, including shares purchased in the open market or in private transactions. At the discretion of the Compensation Committee, an award under the Plan may be settled in cash rather than shares of Stock.

              The maximum number of shares of Stock that may be delivered under the Plan is equal to the sum of (a) 5,400,000 shares, plus (b) the number of shares of Stock that are subject to outstanding awards under Envestnet's 2004 Stock Incentive Plan which are forfeited, expire or are cancelled after the IPO without delivery of the shares or which result in the forfeiture of the shares of Stock back to us to the extent that such shares would have been added back to the shares reserved under Envestnet's 2004 Stock Incentive Plan. Shares of Stock with respect to an award under the Plan will be treated as delivered for purposes of the previous sentence, subject to the following: (i) any shares of Stock that are not delivered to a participant or beneficiary because the award is forfeited or canceled, such shares are not deemed to have been delivered; and (ii) the total number of shares covered by an award will be treated as delivered for purposes of the previous sentence to the extent payments or benefits are delivered to the participant with respect to such shares (i.e., (A) if shares covered by an Award are withheld or tendered to satisfy the applicable tax withholding obligation, the number of shares held back by the company or tendered by the Participant to satisfy such withholding obligation shall be considered to have been delivered; (B) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the company (by either actual delivery or by attestation (including shares of Stock that would otherwise be distributable upon the exercise of the Option)), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; and (C) if shares of Stock are withheld in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered). Shares of Stock that we issue in connection with awards that are assumed or substituted in connection with a merger, acquisition or other corporate transaction will not be counted against the number of shares of Stock that may be issued with respect to awards under the Plan.

              The following additional limits apply to awards under the Plan: (a) no more than 5,400,000 shares of Stock may be subject to incentive stock options granted under the Plan; (b) the maximum number of shares of Stock that may be covered by stock options and stock appreciation rights granted to any one participant in any one calendar year may not exceed 500,000 shares of Stock; (c) with respect to Full Value Awards (as defined below) that are intended to be performance-based compensation, the maximum number of shares of Stock that may be delivered pursuant to any such award granted to any one participant during any calendar year, regardless of whether settlement of the award is to occur prior to, at the time of, or after the time of vesting, may not exceed 500,000 shares of Stock; (d) the maximum number of shares of Stock that may be covered by stock options and stock appreciation rights granted to any one participant who is a member of the Board, but who is not an employee of the company or a related company during any one calendar-year period, may not exceed 25,000 shares, and the maximum number of shares of Stock that may be covered by Full Value Awards granted to any one participant who is a member of the Board, but who is not an employee of the company or a related company during any one calendar-year period, may not exceed 25,000 shares; and (e) in the case of cash incentive awards (described below) that are intended to be performance-based compensation, the maximum amount payable to any one participant with respect to any performance period of twelve months (prorated for performance periods of greater or lesser than 12 months) is $3,000,000. In the case of Full Value Awards and cash incentive awards that are intended to be performance-based compensation, if the award is denominated in shares but an equivalent amount of cash is delivered (or vice versa), the foregoing limitations will be applied based on the methodology used by the Compensation Committee to convert shares of Stock to cash (or vice versa). If delivery of cash or shares of Stock is deferred until after the cash or shares of Stock are earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the cash or shares of Stock are earned will be disregarded.

              In the event of a corporate transaction involving us, the Compensation Committee shall adjust awards when an equitable adjustment is required to preserve the benefits or potential benefits of awards. The Compensation Committee may adjust awards in other situations (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares of Stock). Action by the Compensation Committee may include: (a) adjustment of the number and kind of shares which may be delivered under the Plan (including adjustments to the individual limitations described above); (b) adjustment of the number and kind of shares subject to outstanding awards; (c) adjustment of the exercise price of outstanding stock options and stock appreciation rights and (d) any other adjustments that the Compensation Committee determines to be equitable, which may include, without limitation, (i) replacement of awards with other awards which the Compensation Committee determines have comparable value and which are based on stock of a company resulting from the transaction and (ii) cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of a stock option or stock appreciation right, the amount of such payment may be the excess of the value of the shares of Stock subject to the stock option or stock appreciation right at the time of the transaction over the exercise price.

              Administration.    The authority to control and manage the operation and administration of the Plan is vested in the Compensation Committee. However, in the case of awards to non-employee directors, such control and management is vested in the Board. The Board may, in its discretion, take any action under the Plan that would otherwise be the responsibility of the Compensation Committee. Subject to stock exchange rules and applicable law, the Compensation Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it.

              Eligibility.    All of our employees and directors, all employees and directors of our related companies and service providers to us and our related companies are eligible to receive awards under the Plan and thereby become participants, except that incentive stock options can be awarded only to our employees and employees of certain of our related companies. A company is a "related company" if it is one of our subsidiaries in which we own (directly or indirectly) a controlling interest and any other business venture that is designated by the Compensation Committee in which we have (directly or indirectly) a significant interest. The Compensation Committee selects who will receive awards, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards.

              Types of Awards.    The Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, Full Value Awards, and cash incentive awards.

              Stock Options.    The Compensation Committee may grant incentive stock options or nonqualified stock options to purchase shares of Stock, at an exercise price that is no less than the fair market value of a share of Stock on the date the stock option is granted. No dividend equivalents (current or deferred) with respect to any stock options will be granted under the Plan. Incentive stock options may only be granted to our employees and employees of certain related companies. Except for reductions approved by our stockholders or adjustment for business combinations, the exercise price of a stock option may not be decreased after the date of grant nor may a stock option be surrendered to us as consideration for the grant of a replacement stock option with a lower exercise price. Except as approved by our stockholders, stock options granted under the Plan may not be surrendered to the company in consideration for a cash payment or grant of any other award if, at the time of such surrender, the exercise price of the option is greater than the then current fair market value of the share. Stock options will be exercisable in accordance with the terms established by the Compensation Committee provided that no stock option granted to an employee will be exercisable prior to the first anniversary of the grant date (subject to acceleration of exercisability and vesting, to the extent permitted by the Compensation Committee, in the event of the participant's death, disability, involuntary termination, or in connection with a change in control (as defined in the Plan)). The full purchase price of each share of Stock purchased upon the exercise of any stock option must be paid at the time of exercise of the stock option (except if the exercise price is payable through the use of cash equivalents, the exercise price may be paid as soon as practicable after exercise). Subject to applicable law, the purchase price of a stock option may be payable in cash or cash equivalents, shares of Stock, including shares of Stock that would otherwise be distributable upon the exercise of the stock option (valued at fair market value as of the day of exercise), or a combination thereof. The Compensation

Committee, in its discretion, may impose such conditions, restrictions, and contingencies on the shares of Stock acquired pursuant to the exercise of a stock option as the Compensation Committee determines to be desirable. Except as provided by the Compensation Committee at the time of grant, a stock option will expire on the earliest to occur of the following (a) the ten-year anniversary of the grant date; (b) the six-month anniversary after the participant's employment or service terminates for death or disability (as defined in the Plan); (c) the three-month anniversary after the participant's employment or service terminates other than for death, disability or cause (as defined in the Plan) or (d) the date the participant's employment or service terminates for cause (as defined in the Plan). In no event will a stock option expire after the ten-year anniversary of the grant date.

              Stock Appreciation Rights.    A stock appreciation right entitles the participant to receive the amount (in cash or shares of Stock) by which the fair market value of a specified number of shares of Stock on the exercise date exceeds an exercise price established by the Compensation Committee, which exercise price may not be less than the fair market value of the shares of Stock at the time the stock appreciation right is granted. The Compensation Committee may grant a stock appreciation right independent of or in tandem with any stock option grant. The exercise price of a tandem stock option and stock appreciation right will be the same and the exercise of one will cancel the other. No dividend equivalents (current or deferred) with respect to any stock appreciation rights will be granted under the Plan. Except for reductions approved by our stockholders or adjustment for business combinations, the exercise price of a stock appreciation right may not be decreased after the date of grant nor may a stock appreciation right be surrendered to us as consideration for the grant of a replacement stock appreciation right with a lower exercise price. Except as approved by our stockholders, stock appreciation rights granted under the Plan may not be surrendered to the company in consideration for a cash payment or grant of any other award if, at the time of such surrender, the exercise price of the stock appreciation right is greater than the then current fair market value of the share. Generally, a stock appreciation right will be exercisable in accordance with the terms established by the Compensation Committee provided that no stock appreciation right granted to an employee will be exercisable prior to the first anniversary of the grant date (subject to acceleration of exercisability and vesting, to the extent permitted by the Compensation Committee, in the event of the participant's death, disability, involuntary termination or in connection with a change in control). The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on shares of Stock acquired pursuant to the exercise of a stock appreciation right as the Compensation Committee determines to be desirable. The expiration date of a stock appreciation right is subject to the same provisions as a stock option, as discussed above.

              Full Value Awards.    A "Full Value Award" is the grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, subject to one or more of the following as determined by the Compensation Committee:

  •
  The Compensation Committee may grant Full Value Awards in consideration of a participant's previously performed services or in return for the participant surrendering other compensation that may be due.

  •
  The Compensation Committee may grant Full Value Awards that are contingent on the achievement of performance or other objectives during a specified period.

  •
  The Compensation Committee may grant Full Value Awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

              Any Full Value Awards will be subject to such other conditions, restrictions and contingencies as the Compensation Committee determines; provided, however that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting based on the achievement of performance targets or other performance measures will be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled. If a Full Value Award is made to an employee and the employee's right to vesting of this Full Value Award is conditioned on the completion of a specified period of service with us or our related companies, without achievement of performance measures (as described below) or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will not be less than three years (subject, to the extent provided by the Compensation Committee, to prorated vesting over the course of such three-year period and to accelerated vesting in the event of the participant's death, disability or involuntary termination or a change in control). If a Full Value Award is made to an employee and the employee's right to vesting of this Full Value Award is conditioned on the achievement of performance measures (as described below) or other performance objectives, then the required performance period for determining the achievement of such performance targets or other performance objectives for vesting will be not less than one year (subject, to the extent provided by the Compensation Committee, to accelerated vesting in the event of the participant's death, disability or involuntary termination or a change in control).

              Cash Incentive Awards.    A cash incentive award is the grant of a right to receive a payment of cash (or, in the discretion of the Compensation Committee, shares of Stock having an equivalent value to the cash otherwise payable) that is contingent on achievement of performance objectives over a period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies as determined by the Compensation Committee.

              Change in Control.    In the event that (a) a participant's employment or service, as applicable, is terminated by us, our successor or one of our related companies that is the participant's employer for reasons other than cause (as defined in the Plan) within 24 months following a change in control (as defined in the Plan) or (b) the Plan is terminated by us or our successor following a change in control without provision for the continuation of outstanding awards under the Plan, all stock options, stock appreciation rights and related awards which have not otherwise expired will become immediately exercisable and all other awards will become fully vested.

              Performance Criteria.    The Plan is intended to permit the grant of performance-based compensation within the meaning of section 162(m) of the Code, which generally limits the deduction that we may take for compensation of our Chief Executive Officer, and the next three most highly compensated named executive officers (other than the Chief Financial Officer). Under section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. The exercisability or payment of awards that are intended to qualify as performance-based compensation may be based upon one or more of the following business criteria as established by the Compensation Committee: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items) or net earnings; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) funds from operations (FFO) or funds available for distribution (FAD); (xx) economic value added (or an equivalent metric); (xxi) stock price performance; (xxii) improvement in or attainment of expense levels or working capital levels; (xxiii) adjusted EBITDA, (xxiv) adjusted operating income, (xxv) adjusted net income or (xxvi) any combination of, or a specified increase in, any of the foregoing. Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the company, a related company, or a division or strategic business unit of the company, or may be applied to the performance of the company relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance targets shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Compensation Committee; provided that the Compensation Committee shall have the authority to exclude, impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring events and the cumulative effects of tax or accounting principles and identified in financial statements, notes to financial statements, management's discussion and analysis or other SEC filings.

              Transferability.    Awards under the Plan are not transferable except as designated by the participant by will or by laws of descent and distribution or, to the extent provided by the Compensation Committee, pursuant to a qualified domestic relations order or to or for the benefit of the participant's family (including, without limitation, to a trust or partnership for the benefit of a participant's family).

              Withholding.    All awards and other payments under the Plan are subject to withholding of all applicable taxes. With the consent of the Compensation Committee, withholding obligations may be satisfied with previously-owned shares of Stock or shares of Stock to which the Participant is otherwise entitled under the Plan. Such shares may only be used to satisfy minimum withholding requirements.

              Amendment and Termination.    The Board may, at any time, amend or terminate the Plan, and the Board or the Compensation Committee may amend any award, provided that no amendment or termination may adversely affect the rights of any participant without the participant's written consent. Adjustments to the 2010 Plan and awards on account of business transactions (as described above) are not subject to the foregoing prohibition. The provisions of the Plan that prohibit repricing of stock options and stock appreciation rights cannot be amended unless the amendment is approved by our stockholders. The Plan also permits the Board to amend the Plan and any awards that are subject to section 409A of the Internal Revenue Code (relating to nonqualified deferred compensation) as it deems necessary to conform to section 409A.

United States Income Tax Considerations

              The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the Plan based on current U.S. income taxation with respect to participants who are subject to U.S. income tax.

Non Qualified Options

              The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of stock acquired over the exercise price for those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

              The exercise of a non-qualified option through the delivery of previously acquired shares will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares of Stock determined at the time of exercise.

              Neither the participant nor the transferee will realize taxable income at the time of a non arms' length transfer of a non-qualified option as a gift. Upon the subsequent exercise of the option by the transferee, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Stock on the date of exercise over the option price. Upon a subsequent disposition of the shares of Stock by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the shares at the time of exercise. If a participant makes a gift of an option, and surrenders all dominion and control of the option, the gift should be complete for U.S. gift tax purposes at the time of transfer and should be valued at that time or, if later, at the time the option becomes vested. For gift and estate tax purposes, the gift of an option would generally cause the option and the shares of Stock acquired by exercise to be excluded from the participant's estate. Special rules may apply if the participant makes a gift of an award to a charity or to a "living trust" under which the participant retains the right to revoke the trust or substantially alter its terms.

Incentive Stock Options

              The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise or ending one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code.

              The excess of the fair market value of the shares of Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares of Stock acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

              If the participant does not sell or otherwise dispose of the Stock within two years from the date of the grant of the incentive stock option or within one year after receiving the transfer of such shares of Stock, then, upon disposition of such shares of stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the company will not be entitled to any deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

              If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

              The exercise of an incentive stock option through the exchange of previously acquired shares of Stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a non-qualified option; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive incentive stock option treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition, which is a disposition before the end of the applicable holding period, occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.

              If the exercise price of an incentive stock option is paid with shares of Stock acquired through a prior exercise of an incentive stock option, gain will be realized on the shares given up and will be taxed as ordinary income if those shares have not been held for the minimum incentive stock option holding period, which holding period is two years from the date of grant and one year from the date of transfer, but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

Stock Appreciation Rights

              The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares of Stock received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Full Value Awards

              A participant who has been granted a full value award will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by the company.

Cash Incentive Awards

              A participant will realize taxable income at the time the cash incentive award is distributed, and the company will be entitled to a corresponding deduction.

Withholding of Taxes

              Pursuant to the Plan, the company may deduct, from any payment or distribution of shares under the Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Compensation Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having the company withhold shares of Stock from any payment under the Plan or by the participant delivering shares of the company to the company. However, the number of such shares used to satisfy the withholding obligation with respect to the exercise of a stock option may not be more than the number required to satisfy the company's minimum statutory withholding obligation based on minimum statutory withholding rates for U.S. federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding that is satisfied with shares will be determined using the fair market value shares of shares of Stock on the date when the amount of taxes to be withheld is determined.

              The use of shares of Stock to satisfy any withholding requirement will be treated, for U.S. income tax purposes, as a sale of such shares for an amount equal to the fair market value of the shares on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Stock of the company are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

Change In Control

              Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control in the company may cause part or all of the consideration involved to be treated as an

"excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and preclude deduction by a subsidiary.

Deferred Compensation.

              Awards granted pursuant to the Plan are generally not intended to constitute "deferred compensation" subject to section 409A of the Code. If an award does constitute "deferred compensation," it is intended to comply with section 409A of the Code. A violation of section 409A of the Code may subject a participant to immediate taxation of an award plus a 20 percent excise tax and interest.

Tax Advice

              The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the Plan. A participant may also be subject to state and local taxes, or taxes in other jurisdictions, in connection with the grant of awards under the Plan. The company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Authorized Securities under Equity Compensation Plans

              The following table presents securities authorized for issuance under equity compensation plans at February 28, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	4,956,891	$10.65	410,897
Equity compensation plans not approved by security holders (2)	559,551	$0.00

Total	5,516,442		410,897
(1)
These totals include securities available for future issuance under the following plans:

i.
Envestnet Inc. 2010 Equity Incentive Plan

(2)
These totals include securities available for future issuance under the following plans:

i.
Envestnet, Inc. Management Incentive Plan for Envestnet -- Tamarac Management Employees

              This summary of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached as Exhibit A.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2010 LONG-TERM INCENTIVE PLAN AS AMENDED THROUGH THE SECOND AMENDMENT.

 STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

How do I submit a proposal for inclusion in next year's proxy material?

              If you wish to submit a proposal to be considered for inclusion in the proxy material for the next annual meeting, please send it to the Corporate Secretary, Envestnet, Inc., 35 East Wacker Drive, Suite 2400, Chicago, Illinois, 60601. Under the rules of the SEC, proposals must be received no later than December 12, 2015 and otherwise comply with the requirements of the SEC to be eligible for inclusion in Envestnet's 2016 Annual Meeting proxy statement and form of proxy.

How do I submit a proposal or make a nomination at an annual meeting?

              A stockholder proposal not included in our proxy statement for the 2016 Annual Meeting of Stockholders will be ineligible for presentation at the 2016 Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to our secretary at our principal executive offices. Under our by-laws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not less than 90 nor more than 120 days prior to the next annual meeting of stockholders; provided, however, that in the event that if we did not hold an annual meeting in the prior year or if the date of the annual meeting is more than 30 days before or after the anniversary date of the prior year's annual meeting, we must receive the stockholder's notice by the close of business on the later of 90 days prior to the annual meeting and the 10th day after the day we provided such public disclosure of the meeting date. The notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our by-laws, the language of the proposed amendment), and reasons for conducting such business at the meeting; (b) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (c) the number of shares of our common stock that are owned beneficially and of record by the stockholder and beneficial owner; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC.

OTHER MATTERS

              The Board of Envestnet does not know of any matters which may be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Shelly O'Brien
Corporate Secretary

Exhibit A

ENVESTNET, INC.
2010 LONG-TERM INCENTIVE PLAN

(as amended by the First and Second Amendment)

SECTION 1

GENERAL

              1.1         Purpose.  Envestnet, Inc., a Delaware corporation (the "Company"), has established the Plan to:

    (a)
    attract and retain key employees and other persons providing services to the Company and the Related Companies;

    (b)
    motivate Participants by means of appropriate incentives to achieve long-range goals;

    (c)
    provide incentive compensation opportunities that are competitive with those of other similar corporations; and

    (d)
    further align Participants' interests with those of the Company's stockholders through compensation that is based on the Company's common stock,

and thereby to promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

              1.2         Defined Terms.  The meaning of capitalized terms used in the Plan are set forth in Section 7.

              1.3         Participation.  For purposes of the Plan, a "Participant" is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan and, subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company or the Related Companies.

SECTION 2

OPTIONS

              2.1         Definitions.

    (a)
    The grant of an "Option" under the Plan entitles the Participant to purchase shares of Stock at an Exercise Price fixed by the Committee at the time the Option is granted. Options granted under this Section 2 may be either Incentive Stock Options or

        Non-Qualified Stock Options, as determined in the discretion of the Committee. Options granted to Participants who are not employees of the Company and its Subsidiaries shall be Non-Qualified Stock Options. To the extent that an Option that is intended to constitute an Incentive Stock Option does not satisfy the requirements of section 422 of the Code, such Option shall be treated as a Non-Qualified Stock Option.

    (b)
    A grant of a "stock appreciation right" or "SAR" entitles the Participant to receive, in cash or shares of Stock (as determined in accordance with the terms of the Plan) value equal to the excess of: (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (ii) the Exercise Price established by the Committee at the time of grant.

    (c)
    An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement.) If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but in no event less than the Fair Market Value of a share of Stock at the time of such grant.

              2.2         Eligibility.  The Committee shall designate the Participants to whom Options or SARs are to be granted under this Section 2 and shall determine the number of shares of Stock subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan. No dividend equivalents (current or deferred) with respect to any Option or SAR shall be granted under the Plan.

              2.3         Exercise Price.  The "Exercise Price" of an Option or SAR shall be established by the Committee at the time the Option or SAR is granted; provided, however, that in no event shall such price be less than 100% of the Fair Market Value of a share of Stock on such date (or, if greater, the par value of a share of Stock on such date).

              2.4         Exercise/Vesting.  Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan shall be exercisable in accordance with the following:

    (a)
    The terms and conditions relating to exercise and vesting of an Option or SAR shall be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Stock ownership objectives by the Participant. Notwithstanding the foregoing, in no event shall an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by the Committee, in the event of the Participant's death, Disability, Change in Control or involuntary termination).

    (b)
    No Option or SAR may be exercised by a Participant after the Expiration Date applicable to that Option or SAR.

              2.5         Payment of Exercise Price.  The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

    (a)
    Subject to the following provisions of this subsection 2.5, the full Exercise Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise through the use of cash equivalents, payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares of Stock so purchased shall be delivered to the person entitled thereto.

    (b)
    Subject to applicable law, the Exercise Price shall be payable in cash or cash equivalents, by tendering, by actual delivery or by attestation, shares of Stock (including shares of Stock that would otherwise be distributable upon the exercise of the Option) valued at Fair Market Value as of the day of exercise or by a combination thereof, as approved by the Committee.

    (c)
    Subject to applicable law, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

              2.6         Post-Exercise Limitations.  The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant and such other factors as the Committee determines to be appropriate.

              2.7         No Repricing.  Except for either adjustments pursuant to subsection 4.3 (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price. Except as approved by the Company's stockholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment or the grant of any other Award if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current Fair Market Value of a share. In addition, no repricing of an Option or SAR shall be permitted without the approval of the Company's stockholders if such approval is required under the rules of any stock exchange on which Stock is listed.

              2.8         Tandem Grants of Options and SARs.  An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the corresponding tandem SAR or Option shall cancel the corresponding tandem SAR or Option right with respect to such share.

              2.9         Expiration Date.  The "Expiration Date" with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that unless determined otherwise by the Committee at the time of grant, the Expiration Date with respect to any Option or SAR shall not be later than the earliest to occur of:

    (a)
    the ten-year anniversary of the date on which the Option or SAR is granted;

    (b)
    if the Participant's Termination Date occurs by reason of death or Disability, the six-month year anniversary of such Termination Date;

    (c)
    if the Participant's Termination Date occurs for reasons of Cause, such Termination Date; and

    (d)
    if the Participant's Termination Date occurs for reasons other than death, Disability or Cause, the three-month anniversary of such Termination Date.

In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted. Any Option or SAR that is not vested on the Participant's Termination Date shall be forfeited and shall not thereafter be exercisable.

SECTION 3

FULL VALUE AWARDS AND CASH INCENTIVE AWARDS

              3.1         Definitions.

    (a)
    A "Full Value Award" is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, with such grant subject to one or more of the following, as determined by the Committee:

    (i)
    The grant shall be in consideration of a Participant's previously performed services, or surrender of other compensation that may be due.

    (ii)
    The grant shall be contingent on the achievement of performance or other objectives during a specified period.

    (iii)
    The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

    (iv)
    The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement; provided, however, that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting based on the achievement of performance targets or other performance objectives (whether or not related to performance measures and whether or not such Full Value Award is designated as "Performance-Based Compensation") shall be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled.

    (b)
    A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, shares of Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to deferred payment.

              3.2         Special Vesting Rules.

    (a)
    If an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Related Companies, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting shall be not less than three years (subject, to the extent provided by the Committee, to pro rated vesting over the course of such three year period and to acceleration of vesting in the event of the Participant's death, Disability, Change in Control or involuntary termination). The foregoing requirements shall not apply to grants that are a form of payment of earned performance awards or other incentive compensation.

    (b)
    If an employee's right to become vested in a Full Value Award is conditioned on the achievement of performance targets or other performance objectives (whether or not related to performance measures and whether or not such Full Value Award is designated as "Performance-Based Compensation"), then the required performance period for determining the achievement of such performance targets or other performance objectives for vesting shall be not less than one year (subject, to the extent provided by the Committee, to acceleration of vesting in the event of the Participant's death, Disability, Change in Control or involuntary termination).

              3.3         Performance-Based Compensation.  The Committee may designate a Full Value Award or Cash Incentive Award granted to any Participant as "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. To the extent required by section 162(m) of the Code, any Full Value Award or Cash Incentive Award so designated shall be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements shall apply:

    (a)
    The performance targets established for the performance period established by the Committee shall be objective (as that term is described in regulations under section 162(m) of the Code), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Criteria.

    (b)
    A Participant otherwise entitled to receive a Full Value Award or Cash Incentive Award for any performance period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 3.3(b), such exercise of discretion may not result in an increase in the amount of the payment.

    (c)
    If a Participant's employment terminates because of death or Disability, or if a Change in Control occurs prior to the Participant's Termination Date, the Committee may provide that the Participant's Full Value Award or Cash Incentive Award shall become vested without regard to whether the Full Value Award or Cash Incentive Award would be Performance-Based Compensation.

Nothing in this Section 3 shall preclude the Committee from granting Full Value Awards or Cash Incentive Awards under the Plan or the Committee, the Company or any Related Company from granting any Cash Incentive Awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that, at the time of grant of Full Value Awards or Cash Incentive Awards by the Committee, the Committee shall designate whether such Awards are intended to constitute Performance-Based Compensation. To the extent that the provisions of this Section 3 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 4

OPERATION AND ADMINISTRATION

              4.1         Effective Date.  The Plan became effective as of the date of the initial public offering of Stock of the Company on July 28, 2010 (the "Effective Date"). The Plan has been amended by the First Amendment to the Plan. The Second Amendment, which increases the shares of Stock reserved under the Plan and makes certain other revisions, is contingent on shareholder approval by the Company's shareholders at the 2015 annual meeting. To the extent not prohibited by applicable law or the applicable rules of any stock exchange, Awards which are to use shares of Stock reserved under the Plan that are contingent on the approval by the Company's shareholders may be granted prior to that meeting contingent on such approval. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of May 13, 2015, which is the date on which the shareholders approved the Plan as amended by the Second Amendment to increase the reserved shares of Stock.

              4.2         Stock and Other Amounts Subject to the Plan.  The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

    (a)
    The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

    (b)
    Subject to the provisions of subsection 4.3, the number of shares of Stock which may be issued with respect to Awards under the Plan shall be equal to (i) 5,400,000 shares of Stock (which number includes all shares available for delivery under this clause (i) since the establishment of the Plan in 2010, determined in accordance with the terms of the Plan); and (ii) any shares of Stock that are represented by awards granted under the Envestnet Asset Management Group, Inc. 2004 Stock Incentive Plan (the "Prior Plan") that are forfeited, expire or are canceled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the applicable Prior Plan. Shares of Stock issued by the Company in connection with awards that are assumed or substituted in connection with a merger, acquisition or other corporate transaction shall not be counted against the number of shares of Stock that may be issued with respect to Awards under the Plan.

    (c)
    Shares of Stock with respect to an Award will be treated as delivered for purposes of the determination under paragraph (b) above subject to the following:

    (i)
    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

    (ii)
    Subject to the provisions of paragraph (i) above, the total number of shares covered by an Award will be treated as delivered for purposes of paragraph (b) above to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if shares covered by an Award are withheld or tendered to satisfy the applicable tax withholding obligation, the number of shares held back by the Company or tendered by the Participant to satisfy such withholding obligation shall be considered to have been delivered; (B) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation (including shares of Stock that would otherwise be distributable upon the exercise of the Option)), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; and (C) if shares of Stock are withheld in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered.

    (d)
    Except as expressly provided by the terms of this Plan, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

    (e)
    To the extent provided by the Committee, any Award may be settled in cash rather than in shares.

    (f)
    Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan shall be 5,400,000; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules shall apply to the limit on Incentive Stock Options granted under the Plan.

    (g)
    The maximum number of shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 500,000 shares. For purposes of this subsection 4.2(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this subsection 4.2(g).

    (h)
    The maximum number of shares that may be covered by Awards granted to any one Participant who is a member of the Board but who is not an employee of the Company or a Related Company during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 25,000 shares. The maximum number of shares that may be covered by Full Value Awards granted to any one Participant who is a member of the Board but who is not an employee of the Company or a Related Company during any one calendar-year period shall be 25,000 shares.

    (i)
    For Full Value Awards that are intended to be Performance-Based Compensation, no more than 500,000 shares of Stock may be delivered pursuant to such Awards granted to any one Participant during any one-calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided that Awards described in this 4.2(i) that are intended to be Performance-Based Compensation shall be subject to the following:

    (i)
    If the Awards are denominated in shares of Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

    (ii)
    If delivery of shares of Stock or cash is deferred until after shares of Stock have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares are earned shall be disregarded.

    (j)
    For Cash Incentive Value Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any Participant with respect to any twelve month performance period shall equal $3,000,000 (pro rated for performance periods that are greater or lesser than twelve months); provided that Awards described in this subsection 4.2(j) that are intended to be Performance-Based Compensation, shall be subject to the following:

    (i)
    If the Awards are denominated in cash but an equivalent amount of shares of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Stock.

    (ii)
    If delivery of shares of Stock or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

              4.3         Adjustments to Shares.  In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall, in the manner it determines equitable in its sole discretion, adjust Awards to reflect the transactions. Action by the Committee may include, in its sole discretion: (a) adjustment of the number and kind of shares which may be delivered under the Plan (including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in subsection 4.2); (b) adjustment of the number and kind of shares subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Options and SARs; and (d) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (i) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the shares of Stock subject to the Option or SAR at the time of the transaction over the exercise price).

              4.4         Change in Control.  In the event that (a) a Participant's employment or service, as applicable, is terminated by the Company or the successor to the Company (or a Related Company which is his or her employer) for reasons other than Cause within 24 months following a Change in Control, or (b) the Plan is terminated by the Company or its successor following a Change in Control without provision for the continuation of outstanding Awards hereunder, all Options, SARs and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. If, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to subsection 4.3, and immediately following the Change in Control the Participant becomes employed (if the Participant was an employee immediately prior to the Change in Control) or a board member (if the Participant was an Outside Director immediately prior to the Change in Control) of the entity into which the Company merged, or the purchaser of substantially all of the assets of the Company, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this subsection 4.4 until such time as the Participant terminates employment or service with the merged entity or purchaser (or successor), as applicable.

              4.5         Limit on Distribution.  Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

    (a)
    Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

    (b)
    In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

    (c)
    To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares of Stock may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

               4.6          Liability for Cash Payments.  Subject to the provisions of this Section 4, each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the service rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

               4.7          Withholding.  All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, previously-owned shares of Stock that have been held by the Participant or shares of Stock to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

               4.8          Transferability.  Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 4.8, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under section 422 of the Code.

               4.9          Notices.  Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company or the Related Company, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

               4.10        Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the applicable Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

               4.11        Agreement With the Company or Related Company.  At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company or the Related Company, as applicable (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

               4.12        Limitation of Implied Rights.

    (a)
    Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

    (b)
    The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Stock are registered in his name.

               4.13        Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

               4.14        Action by the Company or Related Company.  Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, as applicable, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Company.

               4.15        Gender and Number.  Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

               4.16        Applicable Law.  The provisions of the Plan shall be construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

               4.17        Foreign Employees.  Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or a Related Company operates or has employees.

SECTION 5

COMMITTEE

              5.1         Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board (the "Committee") unless otherwise provided by the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

              5.2         Selection of Committee.  So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan which is intended to constitute Performance-Based Compensation (including Options and SARs) shall be granted by a Committee consisting solely of two or more "outside directors" within the meaning of section 162(m) of the Code and applicable regulations. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee shall be the Board.

              5.3         Powers of Committee.  The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

    (a)
    Subject to the provisions of the Plan, the Committee will have the authority and discretion to select individuals who shall be Eligible Individuals and who, therefore are eligible to receive Awards under the Plan. The Committee shall have the authority to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, to cancel or suspend Awards, and to accelerate the exercisability or vesting of any Award under circumstances designated by it at the time the Award is granted or thereafter. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual's present and potential contribution to the Company's or a Related Company's success and such other factors as the Committee deems relevant.

    (b)
    Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

    (c)
    Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

    (d)
    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

    (e)
    Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

Without limiting the generality of the foregoing, it is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to section 409A of the Code, the Plan and the Awards comply with the requirements of section 409A of the Code and that the

Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of section 409A.

              5.4         Delegation by Committee.  Except to the extent prohibited by applicable law or the rules of any stock exchange or NASDAQ (if appropriate), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

              5.5         Information to be Furnished to Committee.  The Company and the Related Companies shall furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company and the Related Companies as to an employee's or Participant's employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee consider desirable to carry out the terms of the Plan.

              5.6         Liability and Indemnification of Committee.  No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 6

AMENDMENT AND TERMINATION

              The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected Beneficiary), adversely affect the rights of any Participant or Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 4.3 shall not be subject to the foregoing limitations of this Section 6; and further provided that the provisions of subsection 2.7 (relating to Option and SAR repricing) cannot be amended unless the amendment is approved by the Company's stockholders. It is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to section 409A of the Code, the Plan and the Awards comply with the requirements of section 409A of the Code and that the Board shall have the authority to amend the Plan as it deems necessary to conform to section 409A.

SECTION 7

DEFINED TERMS

    (a)
    "Agreement" has the meaning set forth in subsection 4.11.

    (b)
    "Approval Date" means the date on which the Plan is approved by the Company's stockholders.

    (c)
    "Award" means any award described in Section 2 or 3 of the Plan.

    (d)
    "Beneficiary" means the person or persons the Participant designates to receive the balance of his or her benefits under the Plan in the event the Participant's Termination Date occurs on account of death. Any designation of a Beneficiary shall be in writing, signed by the Participant and filed with the Committee prior to the Participant's death. A Beneficiary designation shall be effective when filed with the Committee in accordance with the preceding sentence. If more than one Beneficiary has been designated, the balance of the Participant's benefits under the Plan shall be distributed to each such Beneficiary per capita. In the absence of a Beneficiary designation or if no Beneficiary survives the Participant, the Beneficiary shall be the Participant's estate.

    (e)
    "Board" means the Board of Directors of the Company.

    (f)
    "Cause" shall mean, in the reasonable judgment of the Committee (i) the willful and continued failure by the Participant to substantially perform his duties with the Company or any Related Company (other than any such failure resulting from the Participant's Disability), (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company or any Related Company, monetarily or otherwise, (iii) the engaging by the Participant in egregious misconduct involving moral turpitude to the extent that the Participant's credibility and reputation no longer conform to the standard for employees, directors or service providers, as applicable, of the Company and Related Companies, or (iv) the Participant is convicted of a felony. For purposes hereof, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of the Company or Related Company.

    (g)
    "Change in Control" means the first to occur of any of the following:

    (i)
    the purchase or other acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, other than an acquisition by a trustee or other fiduciary holding securities under an employee benefit plan or similar plan of the Company or a Related Company), of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally;

    (ii)
    the consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding securities;

      (iii)
      a liquidation or dissolution of the Company or the sale of substantially all of the Company's assets; or

      (iv)
      at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

    (h)
    "Code" means the Internal Revenue Code of 1986, as amended.

    (i)
    "Committee" has the meaning set forth in subsection 5.1

    (j)
    "Disability" means, except as otherwise provided by the Committee, the Participant's inability, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

    (k)
    "Eligible Individual" means any employee or director of, or other service provider to, the Company or a Related Company, including any member of the Board who is not an employee of the Company or a Related Company.

    (l)
    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (m)
    "Expiration Date" has the meaning set forth in subsection 2.10.

    (n)
    "Fair Market Value" of a share of Stock means, as of any date, the value determined in accordance with the following rules:

    (i)
    If the Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing price per share on such date on the principal exchange on which the Stock is then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

    (ii)
    If the Stock is not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of a share on such date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Stock in such market.

    (iii)
    If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee in good faith by reasonable application of a reasonable valuation method.

      (iv)
      For purposes of determining the Fair Market Value of Stock that is sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Stock is sold.

    (o)
    "Full Value Award" has the meaning set forth in Section 3.1

    (p)
    "Incentive Stock Option" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code.

    (q)
    "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

    (r)
    "Option" has the meaning set forth in subsection 2.1(a).

    (s)
    "Outside Director" means a director of the Company who is not an officer or employee of the Company or the Related Companies.

    (t)
    "Participant" shall have the meaning set forth in subsection 1.3.

    (u)
    "Performance-Based Compensation" shall have the meaning sect forth in subsection 3.3.

    (v)
    "Performance Criteria" means performance targets based on one or more of the following criteria (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items) or net earnings; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (before or after dividends), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) funds from operations (FFO) or funds available for distribution (FAD); (xx) economic value added (or an equivalent metric); (xxi) stock price performance; (xxii) improvement in or attainment of expense levels or working capital levels; (xxiii) adjusted EBITDA, (xxiv) adjusted operating income, (xxv) adjusted net income or (xxvi) any combination of, or a specified increase in, any of the foregoing. Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Related Company, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance targets shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to exclude, impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring events and the cumulative effects of tax or accounting principles and identified in financial statements, notes to financial statements, management's discussion and analysis or other SEC filings.

    (w)
    "Related Company" means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee.

    (x)
    "SAR" or "Stock Appreciation Right" has the meaning set forth in subsection 2.1(b).

    (y)
    "Stock" means share of common stock, $0.005 par value, of the Company.

    (z)
    "Subsidiary" means a subsidiary corporation within the meaning of section 424(f) of the Code.

    (aa)
    "Termination Date" means the date on which a Participant both ceases to be an employee of the Company and the Related Companies and ceases to perform material services for the Company and the Related Companies (whether as a director or otherwise), regardless of the reason for the cessation; provided that a "Termination Date" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant's services; and provided, further that, with respect to an Outside Director, "Termination Date" means date on which the Outside Director's service as an Outside Director terminates for any reason. If, as a result of a sale or other transaction, the entity for which the Participant performs services ceases to be a Related Company (and such entity is or becomes an entity separate from the Company), the occurrence of such transaction shall be the Participant's Termination Date.

SECTION 8

              Notwithstanding any other provision of the Plan to the contrary, to the extent that any Award under the Plan (or any payment or benefit under any Award) is subject to section 409A of the Code, the following shall apply unless otherwise provided in an Award Agreement:

    (a)
    if any payment or benefit under such Award is to be paid on account of the Participant's Termination Date (or other separation from service or termination of employment) and if the Participant is a specified employee (within the meaning of section 409A(a)(2)(B) of the Code) and if any such payment or benefit is required to be made or provided prior to the first day of the seventh month following the Participant's separation from service or termination of employment, such payment or benefit shall be delayed until the first day of the seventh month following the Participant's separation from service; and

    (b)
    the determination as to whether the Participant has had a termination of employment (or separation from service) shall be made in accordance with the provisions of section 409A of the Code and the guidance issued thereunder without application of any alternative levels of reductions of bona fide services permitted thereunder.

All Awards under the Plan which are subject to section 409A of the Code are intended to comply with section 409A of the Code and will be interpreted and administered accordingly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ENVESTNET, INC. 35 EAST WACKER DRIVE SUITE 2400 CHICAGO, IL 60601 M90732-P62470 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ENVESTNET, INC. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) James Fox 02) James Johnson 03) Charles Roame 04) Gregory Smith The Board of Directors recommends you vote FOR the following proposals 2, 3 and 4. For Against Abstain ! ! ! 2. The approval of the advisory vote on executive compensation. ! ! ! 3. The ratification of KPMG LLP as the independent auditors for the fiscal year ending December 31, 2015. ! ! ! 4. The approval of an amendment to Envestnet's 2010 Long-Term Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No ! ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or partner.

ENVESTNET, INC. 2015 Annual Meeting of Stockholders The Annual Meeting of Stockholders of the Envestnet, Inc. will be held on Wednesday, May 13, 2015, at 10:00 a.m., Central Time, at 35 East Wacker Drive, Suite 260, Chicago, Illinois. Registration will open at 9:30 a.m., Central Time and the meeting will start promptly at 10:00 a.m. The meeting is expected to last about 30 minutes. IMPORTANT: 1. If you are planning to attend the meeting, please check the box on the proxy on the reverse side. 2. This letter is your admission ticket to the meeting and must be presented to the registration desk on the day of the meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com and also at www.envestnet.com. M90733-P62470 ENVESTNET, INC. 2015 Annual Meeting of Stockholders May 13, 2015, 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Envestnet, Inc. (the "Company") hereby appoints Judson Bergman or Peter D'Arrigo, or either of them, with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution,to vote all shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 13, 2015, at 10:00 a.m., Central Time, at 35 East Wacker Drive, Suite 260, Chicago, IL 60601, and at any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated below. I hereby vote my shares of Envestnet, Inc. common stock as specified on the reverse side of this card. Please vote your shares promptly. Continued and to be signed on reverse side